                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.
[ ]  Confidential for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                               Hanover Direct Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                              HANOVER DIRECT, INC.
                             1500 HARBOR BOULEVARD
                          WEEHAWKEN, NEW JERSEY 07087
                                 (201) 863-7300

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 4, 2000

Dear Shareholders:

     We will hold the 2000 Annual Meeting of Shareholders of Hanover Direct, Inc., a Delaware corporation (the "Company"), at the Hotel Intercontinental, 111 East 48th Street, New York, New York 10017 on Thursday, May 4, 2000 at 9:30 a.m., local time. The meeting's purpose is to:

     1. Elect 12 directors;

     2. Ratify the 1999 Stock Option Plan for Directors;

     3. Ratify the 2000 Management Stock Option Plan;

     4. Ratify the 2000 Short-Term Incentive Plan for Rakesh K. Kaul;

     5. Ratify the 2000 Long-Term Incentive Plan for Rakesh K. Kaul;

     6. Ratify an amendment to and restatement of the Stock Option Agreement dated August 23, 1996, as amended, with Rakesh K. Kaul forming a part of the 1996 Long-Term Incentive Plan for Rakesh K. Kaul;

     7. Ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 30, 2000; and

     8. Consider any other matters that are properly presented at the Annual Meeting and any adjournment.

     You may vote at the Annual Meeting if you were a Company shareholder of Common Stock at the close of business on April 6, 2000.

     Along with the attached Proxy Statement, we are also enclosing a copy of the Company's 1999 Annual Report to Shareholders, which includes our financial statements.

     All shareholders are cordially invited to attend. Whether or not you expect to attend the Annual Meeting, please vote. You may vote your shares by completing and returning the enclosed proxy card or you may vote via the Internet or by telephone. Instructions for voting via the Internet or by telephone are on the enclosed proxy card. Your proxy is being solicited by the Board of Directors.

     In accordance with Delaware corporate law, the Company will make available for examination by any shareholder entitled to vote at the Annual Meeting, for any purpose germane to the Annual Meeting, during ordinary business hours, for at least 10 days prior to the Annual Meeting, at the offices of Brown Raysman Millstein Felder & Steiner LLP, 120 West 45th Street, New York, New York 10036, a complete list of the shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order.

                     PLEASE VOTE -- YOUR VOTE IS IMPORTANT

                                         Curt Johnson
                                          Secretary

April 17, 2000

                              HANOVER DIRECT, INC.
                             1500 HARBOR BOULEVARD
                          WEEHAWKEN, NEW JERSEY 07087
                                 (201) 863-7300

                 PROXY STATEMENT FOR THE 2000 ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD ON MAY 4, 2000

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

ANNUAL MEETING:       May 4, 2000              Hotel Intercontinental
                      9:30 a.m., local time    111 East 48th Street
                                               New York, New York 10017

RECORD DATE:        Close of business on Thursday, April 6, 2000. If you were a shareholder at that time of the Company's Common Stock, you may vote at the Annual Meeting. Each share of Common Stock is entitled to 1 vote. All shares of Common Stock will vote together on all issues at the meeting. On the record date, we had 214,021,998 shares of our Common Stock outstanding.
                    As of April 6, 2000, Richemont Finance S.A., a Luxembourg company ("Richemont"), beneficially owned 102,790,657 shares of Common Stock (approximately 48.2% of the outstanding
                    Common Stock). Additionally, Richemont holds an irrevocable proxy from a third party to vote an additional 4,289,000 shares of Common Stock (approximately 2% of the outstanding
                    Common Stock) currently held by the third party.

MAILING DATE:       On or about April 17, 2000.

AGENDA:             1.  Elect 12 directors.

                    2.  Ratify the 1999 Stock Option Plan for Directors.

                    3.  Ratify the 2000 Management Stock Option Plan.

                    4. Ratify the 2000 Short-Term Incentive Plan for Rakesh K. Kaul.

                    5. Ratify the 2000 Long-Term Incentive Plan for Rakesh K. Kaul.

                    6. Ratify an amendment to and restatement of the Stock Option Agreement dated August 23, 1996, as amended, with Rakesh K. Kaul forming a part of the 1996 Long-Term Incentive Plan for Rakesh K. Kaul.

                    7. Ratify the selection of Arthur Andersen LLP as our independent auditors for the fiscal year ending December 30, 2000.

                    8.  Any other proper business.

VOTE REQUIRED:        Proposal 1:                   The 12 nominees for director who receive the
                      Elect 12 directors            most votes will be elected. So, if you do not
                                                    vote for a nominee, your vote will not count
                                                    either for or against the nominee.

                      Proposal 2:                   The affirmative vote of a majority of the
                      Ratify the 1999 Stock Option  votes cast at the Annual Meeting, whether in
                      Plan for Directors            person or by proxy whether by mail, Internet
                                                    or telephone, is required to ratify the plan.
                                                    So, if you abstain from voting, your vote
                                                    will not count either for or against the
                                                    proposal.
                      Proposal 3:                   The affirmative vote of a majority of the
                      Ratify the 2000 Management    votes cast at the Annual Meeting, whether in
                      Stock Option Plan             person or by proxy whether by mail, Internet
                                                    or telephone, is required to ratify the plan.
                                                    So, if you abstain from voting, your vote
                                                    will not count either for or against the
                                                    proposal.
                      Proposal 4:                   The affirmative vote of a majority of the
                      Ratify the 2000 Short-Term    votes cast at the Annual Meeting, whether in
                      Incentive Plan for Rakesh K.  person or by proxy whether by mail, Internet
                      Kaul                          or telephone, is required to ratify the plan.
                                                    So, if you abstain from voting, your vote
                                                    will not count either for or against the
                                                    proposal.
                      Proposal 5:                   The affirmative vote of a majority of the
                      Ratify the 2000 Long-Term     votes cast at the Annual Meeting, whether in
                      Incentive Plan for Rakesh K.  person or by proxy whether by mail, Internet
                      Kaul                          or telephone, is required to ratify the plan.
                                                    So, if you abstain from voting, your vote
                                                    will not count either for or against the
                                                    proposal.
                      Proposal 6:                   The affirmative vote of a majority of the
                      Ratify the amendment to the   votes cast at the Annual Meeting, whether in
                      Stock Option Agreement with   person or by proxy whether by mail, Internet
                      Rakesh K. Kaul                or telephone, is required to ratify the
                                                    amendment. So, if you abstain from voting,
                                                    your vote will not count either for or
                                                    against the proposal.
                      Proposal 7:                   The affirmative vote of a majority of the
                      Ratify Selection of Auditors  votes cast at the Annual Meeting, whether in person or by proxy whether by mail, Internet
                                                    or telephone, is required to ratify the
                                                    selection of the auditors. So, if you abstain
                                                    from voting, your vote will not count either
                                                    for or against the proposal.

BROKER NON-VOTES:   If your broker does not vote on any of the 7 proposals, it will have no effect on the votes with respect to any of the 7 proposals.

PROXIES: Please vote; your vote is important. Prompt return of your proxy will help reduce the costs of resolicitation. In addition, as of this year, stockholders of record can simplify their voting and reduce the Company's costs by voting their shares via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded. If your shares are held in the name of a bank or broker, the availability of Internet and telephone voting will depend on the policies of the bank or broker. Therefore, it is recommended that you follow the voting instructions on the form that you receive. If you do not choose to vote via the Internet or by telephone, please date, sign, and return the proxy card by mail.

                    Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies "FOR" the Board's nominees for directors, "FOR" the ratification of the 1999 Stock Option Plan for Directors, "FOR" the ratification of the 2000 Management Stock Option Plan, "FOR" the ratification of the 2000 Short-Term Incentive Plan for Rakesh K. Kaul, "FOR" the ratification of the 2000 Long-Term Incentive Plan for Rakesh K. Kaul, "FOR" the ratification of the amendment to the Stock Option Agreement with Rakesh K. Kaul forming part of the 1996 Long-Term Incentive Plan for Rakesh K. Kaul, and "FOR" the ratification of the selection of the auditors.

                    If any nominee cannot or will not serve as a director, your proxy will vote in accordance with his or her best judgment. At the time we began printing this proxy statement, we did not know of any matters that needed to be acted upon at the Annual Meeting other than those discussed in this proxy statement. However, if any additional matters are presented to the Annual Meeting for action, your proxy will vote in accordance with his or her best judgment.

PROXIES SOLICITED BY:
                    The Board of Directors.

REVOKING YOUR PROXY:You may revoke your proxy or your vote via the Internet or by telephone before it is voted at the meeting. You may revoke any of the above if you either:

                    - deliver a signed, written revocation letter, dated later than this proxy, to: Curt Johnson, Secretary, at Hanover Direct, Inc., 1500 Harbor Boulevard, Weehawken, New Jersey 07087;

                    - deliver another signed proxy, dated later than this proxy, to Mr. Johnson, Secretary, at the address above, or vote again at a later date via the Internet or vote again at a later date by telephone; or

                    - attend the Annual Meeting, inform Mr. Johnson, Secretary, of your desire to vote in person or by another proxy, and then vote in person or by another proxy at the Annual Meeting. Please note that attending the Annual Meeting alone will not revoke your proxy or your vote via the Internet or by telephone.

COST OF SOLICITATION:
                    The Company will pay all costs, estimated at $25,000 in the aggregate, of soliciting these proxies. Although we are mailing these proxy materials, our directors, officers and employees may also solicit proxies by telephone, telegram, facsimile, mail, e-mail or personal contact. Such persons will receive no additional compensation for such services, but the Company may reimburse them for reasonable out-of-pocket expenses. We will also furnish copies of solicitation materials to fiduciaries, custodians, nominees and brokerage houses for forwarding to beneficial owners of shares of Common Stock held in their names, and the Company will reimburse them for reasonable out-of-pocket expenses. American Stock Transfer & Trust Company, the Company's transfer agent, is assisting us in the solicitation of proxies in connection with the Annual Meeting for no additional fee.

YOUR COMMENTS:      Your comments about any aspects of our business are welcome.
                    You may use the space provided on the proxy card for this purpose, if desired. Although we may not respond on an individual basis, your comments help us to measure your satisfaction and we may benefit from your suggestions.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION:

     The following table shows salaries, bonuses, and long-term compensation paid during the last three years for the Chief Executive Officer, our four next highly compensated executive officers whose total annual salary and bonus exceeded $100,000 during fiscal 1999 and one additional individual who served as an executive officer for part of fiscal 1999 and the prior two fiscal years.

                                                                                     LONG TERM
                                                                                    COMPENSATION
                                         ANNUAL COMPENSATION                        ------------
          NAME AND            FISCAL    ---------------------     OTHER ANNUAL        OPTIONS          ALL OTHER
     PRINCIPAL POSITION        YEAR     SALARY($)    BONUS($)    COMPENSATION($)     AWARDED(#)     COMPENSATION($)
     ------------------       ------    ---------    --------    ---------------    ------------    ---------------
Rakesh K. Kaul..............   1999     $595,679     $887,577(2)    $ 57,749(8)             --         $ 11,365(15)
President and Chief            1998     $547,382     $174,541(2)    $ 57,749(8)             --         $ 11,446(16)
Executive Officer              1997     $542,769     $751,578(2)    $ 68,094(8)             --         $  8,773(17)
Richard B. Hoffmann(1)......   1999     $315,385     $316,731(3)    $ 12,000(9)        300,000(14)     $  3,386(18)
President and Chief            1998     $226,437     $25,000(3)     $ 10,000(9)        250,000(14)          590(19)
Operating Officer,
Hanover Brands
Michael G. Lutz.............   1999     $304,904     $224,489(4)    $ 12,000(10)            --         $  7,280(20)
Executive Vice President       1998     $293,014     $31,849(4)     $ 16,555(10)       100,000(14)     $  4,823(21)
and Chief Operating Officer    1997     $238,077     $166,900(4)    $  6,000(10)        50,000(14)     $  1,428(22)
Ralph J. Bulle..............   1999     $201,308     $186,210(5)    $ 12,000(11)            --         $  2,960(23)
Senior Vice President,         1998     $183,695          --        $ 12,000(11)            --         $  3,315(24)
Human Resources                1997     $188,542     $36,750(5)     $  6,000(11)        75,000(14)     $ 29,786(25)
Michael D. Contino..........   1999     $197,533     $182,718(6)    $ 12,000(12)            --         $  3,080(26)
Senior Vice President and      1998     $177,152          --        $ 48,864(12)            --         $  3,093(27)
Chief Information Officer      1997     $156,846     $40,000(6)     $  6,000(12)       100,000(14)     $  3,011(28)
Larry J. Svoboda(1).........   1999     $243,750          --        $123,300(13)            --         $654,303(29)
Senior Vice President and      1998     $316,560          --        $ 14,400(13)            --         $  3,569(30)
Chief Financial Officer        1997     $265,385     $53,400(7)     $147,811(13)        75,000(14)     $  1,848(31)

---------------
 (1) Richard B. Hoffmann joined the Company in March 1998 as Senior Vice President and Chief Marketing Officer and became President and Chief Operating Officer of Hanover Brands in August 1999. Larry J. Svoboda resigned as Chief Financial Officer on June 28, 1999 and as Senior Vice President on October 8, 1999.

 (2) Includes the following payments made by the Company on behalf of Mr. Kaul: for fiscal 1999, a $744,599 1999 performance bonus paid in 2000 and a $142,978 bonus representing the excess of the lesser of the option price of certain vested options over $1.03; for fiscal 1998, a $174,541 bonus representing the excess of the lesser of the option price of certain vested options over $1.03; and for fiscal 1997, a $131,250 1997 performance bonus paid in 1998, a $445,787 bonus to make a partial payment to the Company on a note receivable under the Tandem Option Agreement agreed to be paid to Mr. Kaul in connection with his hiring by the Company, and a $174,541 bonus representing the excess of the lesser of the option price of certain vested options over $1.03.

 (3) Includes the following payments made by the Company on behalf of Mr.
     Hoffmann: for fiscal 1999, a $291,731 1999 performance bonus paid in 2000 and $25,000 representing the second installment of a $50,000 sign-on bonus from 1998; and for fiscal 1998, $25,000 representing the first installment of a $50,000 sign-on bonus.

 (4) Includes the following payments made by the Company on behalf of Mr. Lutz: for fiscal 1999, a $224,489 1999 performance bonus paid in 2000; for fiscal 1998, a $31,849 1998 performance bonus paid in 1999; and for fiscal 1997, a $166,900 1997 performance bonus paid in 1998.

 (5) Includes the following payments made by the Company on behalf of Mr. Bulle: for fiscal 1999, a $186,210 1999 performance bonus paid in 2000; and for fiscal 1997, a $36,750 1997 performance bonus paid in 1998.

 (6) Includes the following payments made by the Company on behalf of Mr.
     Contino: for fiscal 1999, a $182,718 1999 performance bonus paid in 2000; for fiscal 1997, a $40,000 1997 performance bonus paid in 1998.

 (7) Includes the following payments made by the Company on behalf of Mr.
     Svoboda: for fiscal 1997, a $53,400 1997 performance bonus paid in 1998.

 (8) Includes the following payments made by the Company on behalf of Mr. Kaul:
     $57,749 in car allowance and related benefits in 1999; $57,749 in car allowance and related benefits in 1998; and $10,345 in relocation expenses and $57,749 in car allowance and related benefits in 1997.

 (9) Includes the following payments made by the Company of behalf of Mr.
     Hoffmann: $12,000 in car allowance and related benefits in 1999; and $10,000 in car allowance and related benefits in 1998.

(10) Includes the following payments made by the Company on behalf of Mr. Lutz:
     $12,000 in car allowance and related benefits in 1999; $4,555 in relocation expenses and $12,000 in car allowance and related benefits in 1998; and $6,000 in car allowance and related benefits in 1997.

(11) Includes the following payments made by the Company on behalf of Mr. Bulle:
     $12,000 in car allowance and related benefits in 1999; $12,000 in car allowance and related benefits in 1998; and $6,000 in car allowance and related benefits in 1997.

(12) Includes the following payments made by the Company on behalf of Mr.
     Contino: $12,000 in car allowance and related benefits in 1999; $36,864 in relocation expenses and $12,000 in car allowance and related benefits in 1998; and $6,000 in car allowance and related benefits in 1997.

(13) Includes the following payments made by the Company on behalf of Mr.
     Svoboda: $10,800 in car allowance and related benefits and $112,500 in compensation related to the exercise of stock options in 1999; $14,400 in car allowance and related benefits in 1998; and $133,411 in relocation expenses and $14,400 in car allowance and related benefits in 1997.

(14) Issued by the Company pursuant to the Company's 1996 Stock Option Plan.

(15) Includes the following payments made by the Company on behalf of Mr. Kaul in 1999: $2,666 in matching contributions under the Company's 401(k) Savings Plan; $8,241 in long-term disability premiums; $418 in term life insurance premiums and $40 of accidental death insurance premiums.

(16) Includes the following payments made by the Company on behalf of Mr. Kaul in 1998: $2,666 in matching contributions under the Company's 401(k) Savings Plan; $8,241 in long-term disability premiums; $499 in term life insurance premiums and $40 of accidental death insurance premiums.

(17) Includes the following payments made by the Company on behalf of Mr. Kaul in 1997: $8,241 in long-term disability premiums; $492 in term life insurance premiums and $40 of accidental death insurance premiums.

(18) Includes the following payments made by the Company on behalf of Mr. Hoffmann in 1999: $2,666 in matching contributions under the Company's 401(k) Savings Plan; $110 in long-term disability premiums; $570 in term life insurance premiums and $40 of accidental death insurance premiums.

(19) Includes the following payments made by the Company on behalf of Mr. Hoffmann in 1998: $55 in long-term disability premiums; $515 in term life insurance premiums and $20 of accidental death insurance premiums.

(20) Includes the following payments made by the Company on behalf of Mr. Lutz in 1999: $2,666 in matching contributions under the Company's 401(k) Savings Plan; $3,722 in long-term disability premiums; $852 in term life insurance premiums and $40 of accidental death insurance premiums.

(21) Includes the following payments made by the Company on behalf of Mr. Lutz in 1998: $3,722 in long-term disability premiums; $1,061 in term life insurance premiums and $40 of accidental death insurance premiums.

(22) Includes the following payments made by the Company on behalf of Mr. Lutz in 1997: $234 in matching contributions under the Company's 401(k) Savings Plan; $110 in long-term disability premiums; $1,044 in term life insurance premiums and $40 of accidental death insurance premiums.

(23) Includes the following payments made by the Company on behalf of Mr. Bulle in 1999: $2,666 in matching contributions under the Company's 401(k) Savings Plan; $110 in long-term disability premiums; $144 in term life insurance premiums and $40 of accidental death insurance premiums.

(24) Includes the following payments made by the Company on behalf of Mr. Bulle in 1998: $2,666 in matching contributions under the Company's 401(k) Savings Plan; $110 in long-term disability premiums; $499 in term life insurance premiums and $40 of accidental death insurance premiums.

(25) Includes the following payments made by the Company on behalf of Mr. Bulle in 1997: $2,654 in matching contributions under the Company's 401(k) Savings Plan; $26,490 in supplemental 401(k) contributions; $110 in long-term disability premiums; $492 in term life insurance premiums and $40 of accidental death insurance premiums.

(26) Includes the following payments made by the Company on behalf of Mr. Contino in 1999: $2,666 in matching contributions under the Company's 401(k) Savings Plan; $110 in long-term disability premiums; $264 in term life insurance premiums and $40 of accidental death insurance premiums.

(27) Includes the following payments made by the Company on behalf of Mr. Contino in 1998: $2,666 in matching contributions under the Company's 401(k) Savings Plan; $110 in long-term disability premiums; $277 in term life insurance premiums and $40 of accidental death insurance premiums.

(28) Includes the following payments made by the Company on behalf of Mr. Contino in 1997: $2,588 in matching contributions under the Company's 401(k) Savings Plan; $110 in long-term disability premiums; $273 in term life insurance premiums and $40 of accidental death insurance premiums.

(29) Includes the following payments made by the Company on behalf of Mr. Svoboda in 1999: $491,682 in severance under the Separation Agreement discussed below under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements"; $159,256 related to the issuance of Common Stock associated with the waiver of principal and interest balances owed by Mr. Svoboda under the 1993 Executive Equity Incentive Plan; $2,666 in matching contributions under the Company's 401(k) Savings Plan; $110 in long-term disability premiums; $549 in term life insurance premiums and $40 of accidental death insurance premiums.

(30) Includes the following payments made by the Company on behalf of Mr. Svoboda in 1998: $2,666 in matching contributions under the Company's 401(k) Savings Plan; $110 in long-term disability premiums; $753 in term life insurance premiums and $40 of accidental death insurance premiums.

(31) Includes the following payments made by the Company on behalf of Mr. Svoboda in 1997: $1,206 in matching contributions under the Company's 401(k) Savings Plan; $110 in long-term disability premiums; $492 in term life insurance premiums and $40 of accidental death insurance premiums.

STOCK OPTIONS:

     The following table contains information concerning options granted to the Chief Executive Officer, our four next highly compensated executive officers whose total annual salary and bonus exceeded $100,000 during fiscal 1999 and one additional individual who served as an executive officer for part of fiscal 1999.

                          OPTION GRANTS IN FISCAL 1999

                                  NUMBER OF       PERCENT OF
                                    SHARES       TOTAL OPTIONS
                                  UNDERLYING      GRANTED TO                                   GRANT DATE
                                   OPTIONS       EMPLOYEES IN      EXERCISE     EXPIRATION      PRESENT
              NAME                 GRANTED      FISCAL YEAR (%)    PRICE ($)       DATE       VALUE ($)(A)
              ----                ----------    ---------------    ---------    ----------    ------------
Rakesh K. Kaul..................         --            --               --            --              --
Richard B. Hoffmann
  March 1999....................    100,000          4.98%           $3.00        3/3/06        $143,300
  August 1999...................    200,000          9.95%           $2.38        8/4/06        $225,580
Michael G. Lutz.................         --            --               --            --              --
Ralph J. Bulle..................         --            --               --            --              --
Michael D. Contino..............         --            --               --            --              --
Larry J. Svoboda................         --            --               --            --              --

---------------
(a) The fair value of each option granted is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions for grants in March 1999 and August 1999: risk free interest rate of 5.33% and 5.96%, respectively, expected lives of 4 years, expected volatility of 54.76% and 53.10%, respectively, and no expected dividends.

     During 1999, Larry J. Svoboda purchased 50,000 shares of Common Stock through the exercise of 50,000 options under the Company's 1996 Stock Option Plan, realizing a value of $112,500. The following table contains information concerning the fiscal 1999 year-end values of all options granted to the Chief Executive Officer, our four next highly compensated executive officers whose total annual salary and bonus exceeded $100,000 and one additional individual who served as an executive officer for part of fiscal 1999:

                        FISCAL YEAR-END OPTION VALUES(1)

                                               NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                              UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                                          OPTIONS AT FISCAL YEAR-END (#)          AT FISCAL YEAR-END
                                          -------------------------------    -----------------------------
                  NAME                    EXERCISABLE      UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
                  ----                    ------------     --------------    -----------     -------------
Rakesh K. Kaul..........................   4,147,500         3,382,500       $8,668,275       $7,069,425
Richard B. Hoffmann.....................      83,332           466,668       $    5,208       $  210,417
Michael G. Lutz.........................     244,583            95,417       $  403,187       $   51,163

                                               NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                              UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                                          OPTIONS AT FISCAL YEAR-END (#)          AT FISCAL YEAR-END
                                          -------------------------------    -----------------------------
                  NAME                    EXERCISABLE      UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
                  ----                    ------------     --------------    -----------     -------------
Ralph J. Bulle..........................     173,125            26,875       $  367,631       $   49,519
Michael D. Contino......................     166,664            33,336       $  345,795       $   60,405
Larry J. Svoboda........................     446,250                --       $  973,950               --

---------------
(1) Options for Mr. Kaul represent options granted in 1996 by the Company under the Tandem Option, the Closing Price Option and the Performance Year Option Plans, and by NAR under the Six, Seven, Eight and Nine Year Stock Option Plans. 250,000 options for Mr. Svoboda and 40,000 options for Mr. Lutz represent tandem options granted pursuant to the 1993 Executive Equity Incentive Plan. Under this plan, options generally become exercisable after three years and expire after six years from the date of grant. Mr. Svoboda's vested tandem options, in accordance with his Separation Agreement with the Company (see Severance and Employment Agreements below), are due to expire on May 31, 2000. 196,250 options for Mr. Svoboda, 300,000 options for Mr. Lutz, 550,000 options for Mr. Hoffmann, 200,000 options for Mr. Bulle and 200,000 options for Mr. Contino represent options granted pursuant to the 1996 Stock Option Plan. Under this plan, these options become exercisable after three years and expire after six years from the date of the grant. Mr. Svoboda's vested options under the 1996 Stock Option Plan, in accordance with his Separation Agreement, are due to expire on May 31, 2000.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS:

     The Company entered into an Executive Employment Agreement, dated as of March 7, 1996, with Rakesh K. Kaul, the President and Chief Executive Officer of the Company (the "Old Employment Agreement"). The Old Employment Agreement provided for an "at will" term commencing on March 7, 1996, at a base salary of $525,000 per year. The Old Employment Agreement also provided for Mr. Kaul's participation in the Short-Term Incentive Plan for Rakesh K. Kaul. That plan provides for an annual bonus of between 0% and 125% of Mr. Kaul's base salary, depending on the attainment of various performance objectives as determined in accordance with the objective formula or standards adopted by the Compensation Committee as part of the performance goals for each such year. The Old Employment Agreement also provided for Mr. Kaul's participation in the Long-Term Incentive Plan for Rakesh K. Kaul. That plan provides for the purchase by Mr. Kaul of 1,510,000 shares of Common Stock of the Company at their fair market value; an option expiring March 7, 2006 for the purchase of 3,020,000 shares of Common Stock (the "Tandem Option"); an option expiring March 7, 2006 to purchase 2,000,000 shares of Common Stock exercisable only upon satisfaction of the condition that the closing price of the Common Stock has attained an average of $4.50 per share during any period of 91 consecutive calendar days commencing after August 23, 1996 and ending on or before March 7, 2002 (the "Closing Price Option"); an option expiring March 7, 2006 to purchase an aggregate of 1,000,000 shares of Common Stock at their fair market value, subject to the attainment of certain objective performance goals set by the Compensation Committee (the "Performance Year Option"); and four options expiring March 7, 2002, and the first three anniversaries thereof, respectively, for the purchase of 377,500 shares of Common Stock each, granted by NAR (the "Six," "Seven," "Eight" and "Nine Year Stock Options"). The Old Employment Agreement also provided for the grant of registration rights under the Securities Act of 1933, as amended (the "Securities Act"), for shares of Common Stock owned by Mr. Kaul. Pursuant to the Employment Agreement, the Company agreed to make Mr. Kaul whole, on an after-tax basis, for any loss realized on the sale of his residence at the time he joined the Company. The Company also provided Mr. Kaul with an automobile allowance of $4,812 per month and related benefits. In the event that Mr. Kaul's employment was actually or constructively terminated by the Company other than for cause, he would be entitled for a 12-month period commencing on the date of his termination to (i) a continuation of his base salary, (ii) continued participation in the Company's medical, dental, life insurance and retirement plans offered to senior executives of the Company, and
(iii) a bonus, payable in 12 equal monthly installments, equal to 100% of his base salary (at the rate in effect immediately prior to such termination). In addition, Mr. Kaul would be entitled to receive (i) to the extent not previously paid, the short-term bonus payable to Mr. Kaul for the year preceding the year of termination, and (ii) for the year in which Mr. Kaul's employment was terminated, an additional bonus equal to his annual base salary for such year, pro-rated to reflect the portion of such year during which Mr. Kaul was employed. Mr. Kaul's employment would be deemed to be constructively terminated by the Company in the event of a change in control (as defined in the Old Employment Agreement), the Company's bankruptcy, a material diminution of his responsibilities, or a relocation of the Company's headquarters outside the New York metropolitan area without his prior written consent. In the event that Mr. Kaul's employment terminated other than as a result of a termination by the Company, Mr. Kaul would not be entitled to any payment or bonus, other than any short-term bonus he was entitled to receive from the year prior to termination.

     The Company entered into a new Executive Employment Agreement, dated as of March 6, 2000 with Rakesh K. Kaul, the President and Chief Executive Officer of the Company (the "Employment Agreement"). The Employment Agreement provides for a three-year evergreen term commencing on March 6, 2000, at a base salary of $597,300 per year. The base salary is subject to review on an annual basis. On each anniversary, the Employment Agreement will automatically be extended for an additional year unless either party has given at least 90 days prior notice of nonrenewal. The Employment Agreement also provides that the Company, in its discretion may assign Mr. Kaul to be Chief Executive Officer of erizon, Inc. under certain circumstances. The Employment Agreement provides for Mr. Kaul's participation in the 2000 Short-Term Incentive Plan for Rakesh K. Kaul. That plan, as described below at pages 38 and 39, provides for an annual bonus of between 0% and 150% of Mr. Kaul's base salary, depending on the attainment of various performance objectives as determined in accordance with the objective formula or standards adopted by the Compensation Committee as part of the performance goals for each such year. The Employment Agreement also provides for Mr. Kaul's participation in the 2000 Long-Term Incentive Plan for Rakesh K. Kaul. That plan, as described more fully at pages 40 through 42, provides Mr. Kaul with an option to purchase 6% of the Common Stock of erizon, Inc. (with protection against dilution through erizon, Inc.'s next round of financing) at the fair market value on the date of grant, which option vests in equal parts over four years and expires ten years following the date of grant (the "erizon Option"). The plan also provides for the modification to an option granted to Mr. Kaul on March 7, 1996 and expiring on March 7, 2006, to purchase 2,000,000 shares of Common Stock of the Company (the "Closing Price Option"). The option is now subject to a three-year vesting schedule, provided that it shall vest and become immediately exercisable upon satisfaction of the condition that the closing price of the Common Stock of the Company has attained an average of $4.50 per share during any period of 91 consecutive calendar days commencing after August 23, 1996 and ending on or before March 7, 2002. The Closing Price Option also provides that within thirty days after the Closing Price Option vests with respect to all or a portion of the shares of Common Stock underlying such option, the Company shall pay Mr. Kaul an additional cash amount equal to the number of shares of Common Stock with respect to which such option has vested on such vesting date, multiplied by the excess of (i) the lesser of the per share option price of such shares or the fair market value on such vesting date of a share of Common Stock, over (ii) $1.03. The Employment Agreement also provides for the grant of registration rights under the Securities Act of 1933, as amended (the "Securities Act"), for shares of Common Stock owned by Mr. Kaul and for (i) the registration of shares underlying the erizon Option within 90 days of erizon, Inc. becoming eligible to use an

S-8 or other similar form, and (ii) the registration of shares underlying the Closing Price Option and of shares underlying options previously granted to Mr. Kaul by the Company, within 90 days of the execution of the Employment Agreement. In the event Mr. Kaul's employment is terminated by the Company other than for cause (as defined in the Employment Agreement) or he resigns without good reason (as defined in the Employment Agreement), he will be entitled to (i) continuation of his base salary for a period of 24-months; (ii) continued participation in the benefit plans of the Company for a period of 24-months;
(iii) a bonus payable over 24 months equal to two times the greater of (x) his base salary or (y) the average of the short-term bonus amounts paid or payable to Executive for the two years preceding the year of termination; (iv) to the extent not previously paid, any short-term bonus for the year preceding the year of termination; and (v) for the year of termination, an additional bonus equal to his base salary, pro-rated to reflect the portion of such year during which Mr. Kaul is employed. In the event Mr. Kaul's employment terminates as a result of death or disability (as defined in the Employment Agreement), he will be eligible to receive (i) to the extent not previously paid, the short-term bonus for the year preceding the year of termination; and (ii) for the year of termination an additional bonus equal to his base salary, pro-rated to reflect the portion of such year during which Mr. Kaul is employed. The Employment Agreement and attachments thereto also provide that in the event Mr. Kaul's employment is terminated by Company without cause, by Mr. Kaul with good reason or due to death or disability, the erizon Option and the Closing Price Option shall vest and become exercisable in full. In the event that Mr. Kaul's employment terminates other than as a result of termination by the Company without cause, by Mr. Kaul with good reason or due to death or disability, he will not be entitled to any payment or bonus, other than, to the extent not previously paid, short-term bonus for the year preceding the year of termination. Mr. Kaul is also a participant in a change of control plan that is substantially similar to the change of control plan described below for other executives of the Company (the "Thirty-Six Month Compensation Continuation Plan"), provided that in the event of his termination without cause (as such term is defined in the plan) or his resignation with good reason (as such term is defined in the plan) within 24-months of a change of control (as such term is defined in the plan) he shall be entitled to receive, in a lump sum payment, an amount equal to: (i) three times his base salary; (ii) three times the greater of (x) his base salary or (y) the average of the short-term bonus amounts paid or payable to Executive for the two years preceding the year of termination;
(iii) to the extent not previously paid, any short-term bonus for the year preceding the year of termination; and (iv) for the year of termination, an additional bonus equal to his base salary, pro-rated to reflect the portion of such year during which Mr. Kaul is employed. In addition, in the event of a termination following a change of control, Mr. Kaul will continue to participate in the Company's benefit plans for a period of 36-months and unvested options shall vest and become exercisable immediately. In the event Mr. Kaul's payments pursuant to the change of control plan exceed 110% of his "safe harbor," as provided for in Internal Revenue Code Section 280(G), Mr. Kaul's payments will be grossed-up for any excise taxes resulting therefrom. If the payments do not exceed 110% of his safe harbor, his payments will be reduced to the safe harbor limits of Internal Revenue Code Section 280(G). The Employment Agreement also provides that Mr. Kaul is subject to confidentiality and non-competition obligations set forth in an agreement annexed to the Employment Agreement (the "Non-Competition Agreement"). The Non-Competition Agreement provides in pertinent part that, for a period of 24-months following the termination of his employment for any reason, Mr. Kaul may not (i) be employed by or otherwise provide services to a person, business, enterprise or legal entity that is engaged in the same Business (as defined in the Employment Agreement) as the Company, including its subsidiaries, affiliates and successors (collectively, the "Company"); (ii) solicit the customers of the Company; or (iii) solicit employees of the Company.

     On June 28, 1999, Larry J. Svoboda resigned as Chief Financial Officer of the Company and on October 8, 1999, he resigned as Senior Vice President of the Company. The Company entered into a

Separation Agreement with Mr. Svoboda dated November 22, 1999 ("Separation Agreement"), to formalize these resignations. Pursuant to this Separation Agreement, the Company agreed to: (1) pay Mr. Svoboda a lump-sum amount of $325,000 (one year's salary) less (a) all applicable withholdings and taxes; (b) $57,131.22 pursuant to the Company's waiving the principal and interest owed by Mr. Svoboda under notes he issued to purchase Company Common Stock under the 1993 Executive Equity Incentive Plan (see 6 below); (c) $93,408.58 for all monies owed by Mr. Svoboda to the Company for relocation reimbursements, interest and taxes related thereto; and (d) $1,400 pursuant to the Company's waiving the interest owed by Mr. Svoboda under his promissory note to the Company dated January 26, 1997 (see 7 below); (2) pay for the continuance of Mr. Svoboda's car allowance at the rate of $1,200 per month for one year; (3) continue Mr. Svoboda's group health plan benefits for himself and his family for one year; (4) provide for the benefit of Mr. Svoboda six months of senior-level executive outplacement services at the firm of Drake Beam Morin and thereafter to provide the same services itself on a month-to-month basis for up to an additional six months; (5) pay Mr. Svoboda a lump-sum amount of $37,540 (equal to six-weeks accrued and unused vacation); (6) extend the exercise period of all vested options through May 31, 2000; and (7) pay Mr. Svoboda a lump-sum bonus of $15,000 less all applicable withholdings and taxes for his contributions to closing the sale of the Austad's catalog business.

     Effective December 26, 1999, the Company established the Hanover Direct, Inc. Key Executive Twenty-Four Month Compensation Continuation Plan for corporate executive vice presidents, corporate senior vice presidents, strategic unit presidents, or other employees selected by the Chief Executive Officer of the Company, all of whom are approved by the Plan Administrator (except Mr. Kaul, who has a separate agreement which is discussed below). The purpose of this plan is to attract and retain key management personnel by reducing uncertainty and providing greater personal security in the event of a Change of Control. For purposes of the plan, a "Change of Control" will occur: (i) when any person becomes, through an acquisition, the beneficial owner of shares of the Company having at least fifty percent (50%) of the total number of votes that may be cast for the election of directors of the Company (the "Voting Shares"); provided, however, that the following acquisitions shall not constitute a Change of Control: (a) if a person owns less than fifty percent (50%) of the voting power of the Company and that person's ownership increases above fifty percent (50%) solely by virtue of an acquisition of stock by the Company, then no Change of Control has occurred unless and until that person subsequently acquires one or more additional shares representing voting power of the Company; or (b) any acquisition by a person who as of the date of the establishment of the plan owned at least thirty-three percent (33%) of the Voting Shares; (ii) (a) notwithstanding the foregoing, when the shareholders of the Company approve any of the following (each, a "Transaction"): (I) any reorganization, merger, consolidation or other business combination of the Company; (II) any sale of fifty percent (50%) or more of the Company's assets; or (III) a complete liquidation or dissolution of the Company; (b) notwithstanding (ii)(a) above, shareholder approval of either of the following types of Transactions will not give rise to a Change of Control: (I) a Transaction involving only the Company and one or more of its subsidiaries; or
(II) a Transaction immediately following which the shareholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity; (iii) when, within any twenty-four (24) month period, persons who were directors of the Company immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board of Directors or the board of directors of any successor to the Company; or (iv) when the Company sells, assigns or transfers more than fifty percent (50%) of its interest in, or the assets of, one or more subsidiaries (each, a "Sold Subsidiary" and, collectively, "Sold Subsidiaries"); provided, however, that such a sale, assignment or transfer will constitute a Change of Control only for: (a) the participants who are employees of that Sold Subsidiary; and (b) the participants who are employees of a direct or indirect parent company of one or more Sold Subsidiaries of the Company, and then only if: (I) the gross assets of its Sold Subsidiaries constitute more than fifty percent (50%) of the gross assets of such parent company (calculated on a consolidated basis with the direct and indirect subsidiaries of such parent company with reference to the most recent balance sheets of the Sold Subsidiaries and the parent company);
(II) the property, plant and equipment of its Sold Subsidiaries constitute more than fifty percent (50%) of the property, plant and equipment of such parent company (calculated on a consolidated basis with the direct and indirect subsidiaries of such parent company with reference to the most recent balance sheets of the Sold Subsidiaries and the parent company); or (III) in the case of a publicly-traded parent company, the ratio (as of the date a binding agreement for the sale is entered) of (x) the capitalization (based on the sale price) of its Sold Subsidiaries to (y) the market capitalization of the parent company, is greater than 0.50. For purposes of this subsection (iii), any director who was not a director as of the effective date of this plan shall be deemed to be an Incumbent Director if such director was elected to the Board of Directors by, or on the recommendation of, or with the approval of, at least a majority of the members of the Board of Directors or the nominating committee who, at the time of the vote, qualified as Incumbent Directors either actually or by prior operation of this clause. In addition, persons (and their successors from time to time) who are designated by a holder of thirty-three percent (33%) or more of the Voting Shares to stand for election and serve as a director in lieu of other such designees serving as directors, shall be deemed to be Incumbent Directors for the purposes of this subsection (iii). Notwithstanding the foregoing, any director elected to the Board of Directors to avoid or settle a threatened or actual proxy contest shall not, under any circumstances, be deemed to be an Incumbent Director. For purposes of subsection (iv), a Transaction shall be deemed to involve the sale of more than fifty percent (50%) of a company's assets if: (a) the gross assets being sold constitute more than fifty percent (50%) of the gross assets of the company as stated on the most recent balance sheet of the company; (b) the property, plant and equipment being sold constitute more than fifty percent (50%) of the property, plant and equipment of the company as stated on the most recent balance sheet of the company; or (c) in the case of a publicly-traded company, the ratio (as of the date a binding agreement for the sale is entered) of (x) the capitalization (based on the sale price) of the division, subsidiary or business unit being sold to (y) the market capitalization of the company, is greater than 0.50. For purposes of subsection
(iv), no Change of Control shall be deemed to have occurred if, immediately following a sale, assignment or transfer by the Company of more than fifty percent (50%) of its interest in, or the assets of, a Sold Subsidiary, any shareholder of the Company owning thirty-three percent (33%) or more of the voting power of the Company immediately prior to such transactions owns no less than the equivalent percentage of the voting power of the Sold Subsidiary.

     A participant in this plan shall be entitled to severance pay and benefits under the plan only if there occurs a Change of Control and thereafter the Company terminates the participant's employment without cause or the participant terminates his/her employment for good reason during the two (2) year period following the Change of Control. A participant shall not be entitled to severance pay and benefits under the plan if he/she (i) resigns other than for good reason, (ii) is terminated for cause, (iii) dies prior to a Change of Control or prior to a termination qualifying for severance pay and benefits under the plan, or (iv) voluntarily or involuntarily terminates employment as a result of disability.

     The amount of severance pay and benefits to which a participant will be entitled shall include (i) an amount equal to twenty-four (24) months of the participant's base annualized salary; (ii) an amount equal to the lesser of (a) two (2) times the target bonus for the participant as defined in the Company's Management Incentive Plan, or (b) two (2) times the largest bonus calculated as a percentage of base salary earned by the participant during any of the three
(3) years prior to the Change of Control, except that those participants with less than one (1) full year of service as of the date of the Change of Control will be paid at two (2) times their target bonus amount as defined in the Company's Management Incentive Plan;
(iii) an amount equal to twenty-four (24) times the monthly applicable premium that would be charged to the Company for COBRA continuation coverage for the participant, the participant's spouse and the dependents of the participant under the Company's group health plan at the time of the participant's termination of employment; (iv) an amount equal to twenty-four (24) months of the participant's car allowance then in effect as of the date of the termination of the participant; and (v) an amount equal to the cost of twelve (12) months of executive-level outplacement services at a major outplacement services firm.

STOCK OPTION AND EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
PARTICIPATION:

     During the fiscal year ended December 25, 1999, the Stock Option and Executive Compensation Committee of the Board of Directors of the Company consisted of Shailesh J. Mehta (Chairman), Ralph Destino, Jan P. du Plessis, Alan G. Quasha and Howard M.S. Tanner. None of such persons was, during such fiscal year or formerly, an officer or employee of the Company or any of its subsidiaries or had any relationship with the Company other than serving as a Director of the Company. During the 1999 fiscal year, no executive officer of the Company served as a director or a member of the compensation committee of another entity, one of whose executive officers served as a Director or on the Compensation Committee of the Company.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION:

     The Stock Option and Executive Compensation Committee (the "Compensation Committee"), currently consisting of five outside directors, has the responsibility, under delegated authority from the Company's Board of Directors, for developing, administering and monitoring the executive compensation policies of the Company and making recommendations to the Board with respect to these policies. The Board of Directors has accepted the Compensation Committee's recommendations for 1999 compensation.

  Executive Compensation Philosophy

     The Compensation Committee's executive compensation philosophy supports the Company's overall business strategy and has at its core a strong link between pay, performance and retention. The philosophy emphasizes recognition of achievement at both the Company and individual level. A significant portion of compensation delivered to executives to reflect such achievement is intended to be in the form of long-term incentives. This long-term focus emphasizes sustained performance and encourages retention of executive talent. In addition, executives are encouraged to hold a significant ownership stake in the Company so that their interests are closely aligned with those of the shareholders in terms of both risk and reward.

     The specific executive compensation plans are designed to support the executive compensation philosophy. Compensation of the Company's executives consists of three components which are discussed below: salary, annual incentive awards and long-term incentive awards. Base salary levels have been established in order to attract and retain key executives commensurate with their level of responsibility within the organization. Annual incentives closely link executive pay with performance in areas that are critical to the Company's short-term operating success. Long-term incentives motivate executives to make decisions that are in the best interests of the Company's owners and reward them for the creation of shareholder value. It is the intent of both the Company and the Compensation Committee that the components of the executive compensation program will support the Company's compensation philosophy, reinforce the Company's overall business strategy, and ultimately drive shareholder value creation.

  Base Salaries

     Individual salaries for executives of the Company are generally influenced by several equally weighted factors: the qualifications and experience of the executive, the executive's level of responsibility within the organization, pay levels at firms which compete with the Company for executive talent, individual performance, and performance-related factors used by the Company to determine annual incentive awards. Mr. Kaul joined the Company effective March 7, 1996. Salary for Mr. Kaul was set pursuant to an employment agreement entered into by him with the Company in March 1996.

     The base salaries of the Company's executives are subject to periodic review and adjustment. Annual salary adjustments are made based on the factors described above.

  Annual Incentive Awards

     In addition to base salaries, each of the Company's executives and selected key managers participate in the Company's Incentive Compensation Plan. Currently, approximately 250 executives and key managers are eligible to participate in the annual incentive plan. Under this plan, each participant is assigned a target bonus, expressed as a percentage of his/her base salary, which is paid if all performance targets are fully met. It is the policy of the Compensation Committee to position target bonuses at competitive levels. Individual target bonuses are based on the person's responsibility level in the organization and the bonus award opportunity at the other organizations included in the performance chart. Target bonus levels range from 5% to 100% of salary. The target bonus for Mr. Kaul is 100% of salary while his maximum bonus is 125% of salary. Target bonus opportunities for Messrs. Hoffmann, Lutz, Bulle and Contino are 50% of salary while maximum bonuses are 100% of salary.

     Participants are eligible to receive an annual bonus depending upon the extent to which certain goals are achieved. As in past years, performance goals for 1999 were based on Earnings Before Interest and Taxes (EBIT), cash flow and other customer satisfaction and performance-related goals including Inventory Fill, Inventory Turns, Returns and Order Cancellations. Goals are set at both the corporate and business unit levels depending on the participant's scope of responsibility thus encouraging teamwork amongst the Company's employees. The importance of each goal in determining a participant's bonus award also depends on his/her scope of responsibility. Actual bonus levels vary depending upon the degree of achievement in relationship to the performance goals.

     Payouts of awards have been determined based on the Company's performance during fiscal 1999. 100% of awards made under the bonus plan are currently paid in cash.

  Long-Term Incentive Awards

  1993 Executive Equity Plan

     The 1993 Executive Equity Incentive Plan terminated in accordance with its terms on December 31, 1996. Such plan provided executives and other key employees with incentives to maximize the long-term creation of shareholder value. The long-term incentive plan encouraged executives to acquire and retain a significant ownership stake in the Company. Under the plan, executives were given an opportunity to purchase shares of Common Stock with up to 80% of the purchase price financed with a full recourse Company loan. For each share of stock an employee purchased, he/she received an option to acquire two additional shares of Common Stock, to a maximum of 250,000 shares in the aggregate, which vest after three years and expire after six years. By creating this opportunity, the Company encouraged executives to own Common Stock thereby aligning executives' interests with those of the Shareholders. The number of shares offered for purchase to each executive and the corresponding number of tandem options increased with the executive's level of responsibility within the organization. In December 1999, the rights of certain participants in this plan expired. These participants had cumulative promissory notes of approximately $1.0 million payable to the Company, comprised of $0.8 million of principal and $0.2 million of interest, on the expiration date. Accordingly, collateral encompassing 294,249 shares of Common Stock, held in escrow on behalf of each participant, was transferred to and retained by the Company in satisfaction of the aforementioned promissory notes, which were no longer required to be settled. The Company recorded these shares as treasury stock. Furthermore, these participants forfeited their initial 20% cash down payment, which was required for entry into the plan.

  1996 Stock Option Plan

     The purpose of the 1996 Stock Option Plan is to provide employees of the Company and its subsidiaries with a larger personal and financial interest in the success of the Company through the grant of stock-based incentive compensation. Under the plan, employees may be granted options to purchase shares of Common Stock at the fair market value on the date of grant. The total options granted to an employee is one-half performance-based. The 1996 Stock Option Plan provides that options may be granted for terms of not more than 10 years.

     All employees are eligible to participate in the 1996 Stock Option Plan. During 1999, 2,010,000 options to purchase shares of Common Stock were granted to approximately 36 employees in accordance with the plan including options to purchase an aggregate of 300,000 shares granted to the executives named in the executive compensation table above.

  1999 Stock Option Plan for Directors

     The purpose of the 1999 Stock Option Plan for Directors is to advance the interests of the Company by providing non-employee directors of the Company, through the grant of options to purchase shares of Common Stock, with a larger personal and financial interest in the success of the Company. Under the terms of the plan, directors who are neither employees of the Company nor nonresident aliens shall be granted an option to purchase 50,000 shares of Common Stock as of the effective date of his or her initial appointment or election to the Board or, if later, the effective date of the plan, and shall be granted an option to purchase 10,000 shares of Common Stock on August 4, 2000 and August 3, 2001, provided that such directors continue to serve as directors on such dates. The price at which shares of Common Stock may be purchased upon the exercise of the options granted under the plan shall be the fair market value of such shares on the date of grant of the options. The plan provides that options shall be granted for terms of 10 years and shall vest one-third, one-third and one-third on the first, second and third anniversaries of the date of grant. In addition, options may not be exercised more than 3 months after a participant ceases to be a director of the Company, except in the case of death or disability, in which cases options may be exercised within 12 months after the date of such death or disability.

     This plan is being submitted to the shareholders of the Company for ratification at the 2000 Annual Meeting. (See page 32 below).

  2000 Management Stock Option Plan

     The purpose of the 2000 Management Stock Option Plan is to advance the interests of the Company and its shareholders by providing employees of the Company, through the grant of options to purchase shares of Common Stock, with a larger personal and financial interest in the success of the Company. Under the terms of the plan, employees and officers of and consultants to the Company or any affiliate of the Company may be granted options to purchase shares of Common Stock at their fair market value on the date of grant. The plan provides that options may be granted for terms of not more than 10 years and shall vest according to the terms of the grant of the options. In addition, options may not be exercised more than three (3) months after a participant ceases to be an employee, officer or consultant, except in the case of death, disability or retirement at or after age 65, in which cases options may be exercised within one (1) year after the date of death, disability or retirement.

     To date in 2000, subject to ratification of the plan by the Company's shareholders, 4,041,000 options to purchase shares of Common Stock were granted to approximately 104 employees in accordance with the plan including options to purchase an aggregate of 750,000 shares granted to the executives named in the executive compensation table.

     This plan is being submitted to the shareholders of the Company for ratification at the 2000 Annual Meeting. (See page 35 below).

  Chief Executive Officer Compensation

     The incentive elements of the compensation paid to Mr. Kaul during 1999 were determined on the same basis as that discussed above for all Named Executives. Mr. Kaul's 1999 base salary was $595,679 pursuant to an employment agreement entered into by him and the Company in March 1996; Mr. Kaul was awarded a bonus of $744,599 for his 1999 performance to be paid in 2000. In addition, Mr. Kaul received a bonus of $142,978 during 1999 with respect to certain stock options previously granted. In August 1996, Mr. Kaul purchased 1,510,000 shares of Common Stock pursuant to the Long-Term Incentive Plan for Rakesh K. Kaul and received two tandem options for each share purchased for a total of 3,020,000 options. In determining the terms of Mr. Kaul's compensation, the Compensation Committee noted the option agreements between NAR and Mr. Kaul.

     As of March 6, 2000, the Company entered into a new employment agreement with Mr. Kaul, which is described at pages 9 and 10 above. In connection therewith, the 2000 Short-Term Incentive Plan for Rakesh K. Kaul, the 2000 Long-Term Incentive Plan for Rakesh K. Kaul and an amendment and restatement of the Stock Option Agreement dated August 23, 1996, as amended, with Rakesh K. Kaul forming a part of the 1996 Long-Term Incentive Plan for Rakesh K. Kaul, are being submitted to the shareholders of the Company for ratification at the Annual Meeting. See pages 38 through 46 below.

  Nondeductible Compensation

     The Compensation Committee currently does not anticipate that payments of compensation in 2000 to the Named Executives which are subject to the $1 million deduction limit under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "$1 Million Limit"), will exceed $1 million in 2000. Consequently, the Company expects its executive compensation program to be fully deductible.

                                          Respectfully Submitted,

                                          The Stock Option and Executive
                                          Compensation Committee

                                          Mr. Ralph Destino
                                          Ms. Shailesh J. Mehta (Chairman)
                                          Mr. Jan P. du Plessis
                                          Mr. Alan G. Quasha
                                          Mr. Howard M.S. Tanner

PERFORMANCE GRAPH:

     The following graph compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock for each of the Company's last five fiscal years with the cumulative total return (assuming reinvestment of dividends) of (i) the Standard & Poor's 500 Stock Index (which includes the Company) and (ii) peer issuers from the Company's line of business selected by the Company in good faith.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
         AMONG HANOVER DIRECT, INC., THE S&P 500 INDEX AND A PEER GROUP [COMPARISON GRAPH]

                                                  HANOVER DIRECT, INC.             PEER GROUP                    S&P 500
                                                  --------------------             ----------                    -------
12/94                                                      100                         100                         100
12/95                                                       43                          79                         138
12/96                                                       21                         120                         169
12/97                                                       83                         142                         226
12/98                                                       95                         185                         290
12/99                                                      100                         212                         351

* Direct Marketing Peer Group consists of direct merchandising companies that market their products through alternative distribution channels, such as mail or television media; peer companies include Blair, Damark International, Fingerhut (a subsidiary of Federated Department Stores, Inc.), Lands' End, Lillian Vernon, Spiegel and Williams Sonoma. Gander Mountain was deleted from the group in 1997 due to the discontinuance of its catalog operations and subsequent acquisition by Holiday Company.

NOTE: Assumes $100 invested on December 31, 1994 in the Company's Common Stock,
      S&P 500 Stock Index and the Direct Marketing Peer Group and that dividends of each are reinvested quarterly; December 1999 figures assume September 1999 shares outstanding for the Direct Marketing Peer Group given data availability.

DIRECTOR COMPENSATION:

     Non-employee directors of the Company or its subsidiaries receive an annual cash fee of $15,000 plus $500 for each Board meeting and $250 for each committee meeting they attended. In addition, such directors are entitled to share equally 1% of any pre-tax profits of the Company. Messrs. du Plessis and Tanner, who are affiliates of Richemont, have waived their rights to receive director compensation from the Company. We do not compensate our employees or employees of our subsidiaries who serve as directors. In addition, Robert Wright's company was paid an additional $25,000 for work regarding the Board's Audit Committee.

     During 1999, a total of 400,000 options to purchase shares of Common Stock were granted to the 8 eligible directors and, in 2000, 50,000 options to purchase shares of Common Stock were granted to the 1 eligible director, all in accordance with the 1999 Stock Option Plan for Directors, which plan is subject to ratification by the Company's shareholders. (See page 32 below). Messrs. du Plessis and Tanner do not receive options under such plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS:

     In December 1996, the Company finalized its agreement (the "Reimbursement Agreement") with Richemont that provided the Company with up to approximately $28 million of letters of credit through Swiss Bank Corporation, New York Branch. The Company also paid a facility fee equal to 5% of the principal amount of the letters of credit as well as all other fees incurred in connection with providing the facility. The three letters of credit, which were to expire on February 18, 1998, carried an interest rate of 3.5% above the prime rate and were payable to Swiss Bank Corporation quarterly on amounts drawn under the letters of credit. In the event that the Company had not paid in full, by the expiration date, any outstanding balances under the letters of credit, Richemont had the option, exercisable at any time prior to payment in full of all amounts outstanding under the letters of credit, to convert such amount into Common Stock of the Company at the mean of the bid and ask prices of the Company's Common Stock on November 8, 1996, or the mean of the bid and ask prices of the Company's Common Stock on each of the thirty days immediately prior to the date of exercise of the conversion privilege. The Reimbursement Agreement was subordinate to the Company's Credit Facility with Congress Financial Corporation. On December 5, 1996, Richemont advanced the Company $10 million against the anticipated $28 million line of credit. The Company repaid the $10 million loan after the letter of credit agreement was completed on December 19, 1996. In November 1997, Richemont definitively agreed to extend its guarantee under the Reimbursement Agreement to March 30, 1999. As consideration for this transaction, the Company paid to Richemont a fee of 4% of the principal amount of each letter of credit aggregating $1,113,483.28. The extension required the approval of Congress Financial Corporation ("Congress") and Swiss Bank, which approvals were obtained in February 1998 and was subject to certain other conditions. On February 18, 1998, the extension of the Richemont guarantee and the closing of this transaction were consummated. Accordingly, the expiration dates of two of the letters of credit were extended through March 30, 1999, and the letters of credit were amended to reflect the assignment of all obligations thereon from Swiss Bank, New York Branch to Swiss Bank, Stamford Branch. A substitute letter of credit having an expiration date of March 30, 1999 was issued to replace the third letter of credit. In February 1999, Richemont definitively agreed to extend its guarantee under the Reimbursement Agreement to March 31, 2000. As consideration for this transaction, the Company paid Richemont a fee equal to 9.5% of the principal amount of each letter of credit aggregating $2,486,000. The extension required the approval of Congress and UBS AG, the successor to Swiss Bank, which approvals were obtained in March 1999, and was subject to certain other conditions. On March 30, 1999, the closing of the transaction was consummated. Accordingly, the expiration dates of all three letters of credit were extended through March 30, 2000. On March 24, 2000, the securities which were supported by the three UBS letters of credit were redeemed by the Trustees for such securities drawing on the letters of credit for the outstanding principal balance of the securities and accrued and unpaid interest. No further draws may be made under the letters of credit. The Company has reimbursed UBS for the drawings under the letters of credit, and no amounts are owing by the Company to Richemont under the Reimbursement Agreement.

     On March 1, 2000, the Company entered into a new $25,000,000 unsecured line of credit (the "Richemont $25,000,000 Line of Credit") with Richemont. Borrowings under the Richemont $25,000,000 Line of Credit bear interest at a rate of 0.583% per month (an annualized rate of 7.0%) on the average monthly balance outstanding. In addition, the Company will pay Richemont a monthly fee of $62,500 each month from March 1, 2000 up to the Maturity Date. The Richemont $25,000,000 Line of Credit will mature on the earlier of December 30, 2000 and the date on which Richemont makes an equity infusion in the Company or any of the Company's subsidiaries (such earlier date, the "Maturity Date"). The Richemont $25,000,000 Line of Credit will be reduced on a dollar-for-dollar basis for each dollar of net equity proceeds contributed to the Company or certain of its subsidiaries after March 24, 2000 (including through the conversion of outstanding principal amounts under such Line of Credit, to the extent that such net equity proceeds do not reduce the Richemont $10,000,000 Line of Credit (as defined below)). As of March 24, 2000, there were $5,000,000 of borrowings outstanding under the Richemont $25,000,000 Line of Credit.

     In addition, on March 24, 2000 the Company negotiated a new $10,000,000 unsecured line of credit (the "Richemont $10,000,000 Line of Credit") with Richemont. Borrowings under the Richemont $10,000,000 Line of Credit bear interest at a rate of 0.125% per month (an annualized rate of 1.5%) on the average monthly balance outstanding. In addition, the Company will pay Richemont a monthly facility fee of $79,200 each month during the term of the Richemont $10,000,000 Line of Credit. The maximum amount available to be drawn under the Richemont $10,000,000 Line of Credit (the "Maximum Amount") was initially $10,000,000 and will be reduced on a dollar-for-dollar basis for each dollar of net equity proceeds contributed to the Company or certain of its subsidiaries after March 24, 2000 (including through the conversion of outstanding principal amounts under such Line of Credit). If the excess availability under the Congress Credit Facility is less than $3,000,000, the Company will be required to borrow under the Richemont $10,000,000 Line of Credit, and pay to Congress, an amount such that the excess availability under the Congress revolving credit facility after such payment will be at least $3,000,000. The Company may also borrow up to $5,000,000 under the Richemont $10,000,000 Line of Credit to pay trade creditors in the ordinary course of business. The Richemont $10,000,000 Line of Credit will remain in place until the Congress Credit Facility is terminated or the Maximum Credit is reduced to zero. As of March 24, 2000, there were no borrowings outstanding under the Richemont $10,000,000 Line of Credit.

     The Richemont $25,000,000 Line of Credit and the Richemont $10,000,000 Line of Credit were conditions to a March 24, 2000 amendment to the Company's credit facility with Congress Financial Corporation, which amendment provided for a maximum credit of up to $82,500,000. Such Richemont Lines of Credit are subordinated to the amended Congress credit facility.

     Of the Named Executives, only Michael G. Lutz purchased shares of Common Stock pursuant to the 1993 Executive Equity Incentive Plan. Pursuant to such plan, Mr. Lutz financed 80% of the purchase price of the shares he purchased with a full recourse Company loan due in 2001. This loan was outstanding at the end of fiscal 1997, 1998 and 1999 and, as of March 31, 2000, was outstanding in the following amount and with the following interest rate: $44,000/6.83%.

     On August 23, 1996, Mr. Kaul purchased 1,510,000 shares of Common Stock pursuant to the Long-Term Incentive Plan for Rakesh K. Kaul. Pursuant to such plan, Mr. Kaul financed 80% of the purchase price of such shares ($1,396,750) with a nonrecourse Company loan (the "Tandem Loan") originally due in four equal consecutive annual installments of $349,187.50, together with interest thereon. The Tandem Loan is secured by a pledge of such shares. In March 1998, the terms of the Tandem Loan were amended and restated to provide for payment due in two installments. The first installment of $349,187.50 was made by Mr. Kaul to the Company on August 23, 1997 and the balance of principal is due on August 23, 2000. The Tandem Loan, which bears interest at 6.84%, was outstanding at the end of fiscal 1997, 1998 and 1999 and, as of March 31, 2000, in the principal amount of $1,047,562. The Company has agreed to pay Mr. Kaul, on or before the due dates, a bonus equal to the amount of the principal and/or interest due on the Tandem Loan. The Company also paid Mr. Kaul a sign-on bonus equal to the amount of the purchase price of the shares required to be paid in cash. In addition, in connection with the amendment and restatement of the terms of the Tandem Loan in March 1998, a second note (the "Tax Note") was issued by Mr. Kaul to the Company in the amount of $211,729 to cover the tax consequences of the payment of the first installment on the Tandem Loan. The Tax Note bears interest at 6.84% and is due in full on August 23, 2001.

     Pursuant to the Old Employment Agreement between the Company and Mr. Kaul, the Company and NAR were obligated to pay Mr. Kaul, within 30 days after each date as of which any stock option granted under the Long-Term Plan for Rakesh K. Kaul vests with respect to all or a portion of the shares of Common Stock covered by such option, an additional cash amount equal to the number of shares of Common Stock with respect to which such option became vested on such vesting date multiplied by the excess of (i) the lesser of the option price of such option or the fair market value on such vesting date (equal to the closing price of the Common Stock on the American Stock Exchange) of a share of Common Stock, over (ii) $1.03. Pursuant to such provision, the Company paid Mr. Kaul $349,083 and NAR paid Mr. Kaul an additional $142,977 from 1997 through 1999.

     In January 1998, the Company made a $75,000 non-interest bearing loan to Mr. Contino for the purchase by Mr. Contino of a new principal residence in the State of New Jersey. The terms of the loan agreement include a provision for the Company to forgive twenty percent (20%) of the original amount of the principal balance annually over five (5) years provided Mr. Contino remains in the employment of the Company. Should Mr. Contino voluntarily cease employment with the Company, the outstanding principal balance of the loan is payable in full thirty (30) days from the date on which Mr. Contino ceases to be employed by the Company. The loan is secured by the residence which the proceeds were used to purchase.

     In May 1999, the Company made a $100,000 non-interest bearing loan to Mr. Lutz for the purchase by Mr. Lutz of a new principal residence in the State of New Jersey. The terms of the loan agreement include a provision for the Company to forgive twenty percent (20%) of the original amount of the principal balance annually over five (5) years provided Mr. Lutz remains in the employment of the Company. Should Mr. Lutz voluntarily cease employment with the Company, the outstanding principal balance of the loan is payable in full thirty (30) days from the date on which Mr. Lutz ceases to be employed by the Company. The loan is secured by the residence which the proceeds were used to purchase.

     Diana Quasha, the wife of Alan Quasha, entered into an employment agreement with Henre, Inc. ("Henre"), a subsidiary of the Company and party to a distribution arrangement with Compagnie de la Chine, on June 25, 1999. Pursuant to the employment agreement, Ms. Quasha serves as President of Henre retroactive to May 10, 1999 at the base salary of $115,000 per year. She is eligible for an annual cash bonus of up to fifty percent (50%) of her base salary, with a target of twenty-five percent (25%) of her base salary, based on the business's achieving planned performance levels. She also will receive a five percent (5%) non-voting equity stake in any joint venture between Henre and Compagnie de la Chine upon the formation of the joint venture company: one-half of this stake will vest over five (5) years in ten percent (10%) increments upon each anniversary date of her employment provided she remains employed and the other half will vest in the sole discretion of the Chief Executive Officer of the Company based on her performance. If the joint venture becomes a publicly traded company, Ms. Quasha's equity stake will be converted to non-voting shares of such company's stock; if the joint venture does not become a publicly-traded company within the five (5) year vesting schedule or should her employment be involuntarily terminated without cause prior to a public offering, her vested equity stake will be cashed out within sixty (60) days pursuant to the employment agreement. In addition, Ms. Quasha is eligible to participate in the Company's various employee benefit plans and is entitled to three (3) weeks paid vacation per year.

     Either the Board, a committee of the Board, or the Shareholders have approved these relationships and transactions and, to the extent that such arrangements are available from non-affiliated parties, all relationships and transactions are on terms no less favorable to the Company than those available from non-affiliated parties.

             PRINCIPAL HOLDERS OF VOTING SECURITIES OF THE COMPANY

CERTAIN BENEFICIAL OWNERS:

     The following table lists the beneficial owners known by management of at least 5% of the Company's Common Stock as of March 31, 2000. Information in the table is based on information furnished to us by such persons or groups and statements filed with the Securities and Exchange Commission.

                                  COMMON STOCK

                                                               SHARES OF      PERCENT OF
            NAME AND ADDRESS OF BENEFICIAL OWNER              COMMON STOCK     CLASS(1)
            ------------------------------------              ------------    ----------
Richemont Finance S.A.......................................  102,790,657(2)     48.2%
  35 Boulevard Prince Henri
  L 1724 Luxembourg
Regan Partners, L.P. and Basil P. Regan.....................   43,469,850(3)     20.4%
  6 East 43rd Street
  New York, New York 10017

---------------
(1) Percentages computed on the basis of 213,369,446 shares of Common Stock outstanding as of March 31, 2000.

(2) Information concerning the number of shares beneficially owned has been taken from Amendment No. 3 to the Statement on Schedule 13D filed by Richemont on August 6, 1998 with the Securities and Exchange Commission. Such figure does not include 1,510,000 shares of Common Stock owned by NAR Group Limited, of which Richemont is a shareholder, which could also be deemed to be beneficially owned by Richemont (which has shared power to vote and dispose of such shares). Richemont also holds an irrevocable proxy to vote an additional 4,289,000 shares of Common Stock currently held by a third party, representing an additional 2.0% of the Common Stock outstanding as of March 31, 2000. Richemont disclaims beneficial ownership of the shares owned by NAR and the shares subject to the proxy.

(3) Information concerning the number of shares beneficially owned has been taken from the Statement on Schedule 13D filed by Regan Partners L.P. and Basil P. Regan on January 20, 2000 with the Securities and Exchange Commission and information supplied by Mr. Regan to the Company regarding stock purchases subsequent to December 31, 1999. The Schedule 13D indicates that Mr. Regan and Regan Partners L.P. have shared voting and dispositive power with respect to 42,649,350 shares of Common Stock and Mr. Regan has sole voting and dispositive power with respect to 626,000 shares of Common Stock. In addition, the Company has been advised that The Wellcome
    Trust -- Regan Fund Management Ltd. purchased, subsequent to December 31, 1999, 194,500 additional shares of Common Stock.

                SECURITY OWNERSHIP OF MANAGEMENT OF THE COMPANY

MANAGEMENT OWNERSHIP:

     The following table lists share ownership of the Common Stock as of March 31, 2000. The information includes beneficial ownership by each of our directors and executive officers and by all directors and executive officers as a group. Except as noted below, to our knowledge, each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

                                                               SHARES OF      PERCENT OF
                                                              COMMON STOCK     CLASS(1)
                                                              ------------    ----------
Ralph Destino...............................................        5,000(3)        *
J. David Hakman(2)..........................................      274,392           *
Rakesh K. Kaul..............................................    7,040,000(4)      3.3%
June R. Klein...............................................       15,100           *
Kenneth Krushel.............................................           --          --
Theodore H. Kruttschnitt(2).................................   10,074,000         4.7%
Shailesh J. Mehta...........................................        5,000           *
Jan P. du Plessis...........................................           --          --
Alan G. Quasha..............................................    1,946,098(5)        *
Basil P. Regan..............................................   43,469,850(6)     20.4%
Howard M.S. Tanner..........................................      150,000(7)        *
Robert F. Wright............................................       83,050           *
Michael G. Lutz.............................................      350,406(8)        *
Brian C. Harriss............................................       53,600           *
Curt Johnson................................................           --          --
Ralph J. Bulle..............................................      205,183(9)        *
Michael D. Contino..........................................      169,064(10)       *
Richard B. Hoffmann.........................................      250,000(11)       *
William C. Kingsford........................................       79,165(12)       *
Larry J. Svoboda............................................      588,250(13)       *
Directors and executives officers as a group (20 persons)...   64,758,158        30.4%

---------------
  *  Less than 1%

 (1) Includes in each case shares of Common Stock issuable upon exercise of options or warrants exercisable within 60 days for the subject individual only. Percentages computed on the basis of 214,021,998 shares of Common Stock outstanding as of April 6, 2000.

 (2) Information concerning the number of shares beneficially owned has been taken from Amendment No. 13 to the Statement on Schedule 13D filed by Mr. Kruttschnitt on June 16, 1997 with the Securities and Exchange Commission. Such statement sets forth the number of shares beneficially owned by Mr. Kruttschnitt and, of such shares, the number as to which he holds sole voting power, shared voting power, sole dispositive power or shared dispositive power. The amended Schedule 13D also indicated that Mr. Kruttschnitt is a member of a group which includes Mr. Hakman, who beneficially owns 274,392 shares.

 (3) Represents options to purchase 5,000 shares exercisable within 60 days.

 (4) Includes options to purchase 5,530,000 shares exercisable within 60 days.

 (5) Includes 1,510,000 shares owned by NAR Group Limited. All of the shares owned by NAR Group Limited could also be deemed to be beneficially owned by Mr. Quasha, due to his shared investment and voting power in NAR Group Limited.

 (6) Includes 23,903,700 shares owned by Regan Partners, L.P., 12,348,500 owned by Regan Fund International, L.P., 3,675,150 owned by The Wellcome
     Trust -- Regan Fund Management Ltd., 2,029,800 owned by Super Hedge Fund, L.P., 866,700 owned by Athena Partners, L.P., and 20,000 owned by Lenore Robins (co-general partner of Athena Partners, L.P.).

 (7) Mr. Tanner is the 51% owner of a family holding company which owns 150,000 shares of Common Stock.

 (8) Includes options to purchase 277,916 shares exercisable within 60 days.

 (9) Includes options to purchase 173,125 shares exercisable within 60 days.

(10) Includes options to purchase 166,664 shares exercisable within 60 days.

(11) Includes options to purchase 200,000 shares exercisable within 60 days.

(12) Represents options to purchase 79,165 shares exercisable within 60 days.

(13) Includes options to purchase 446,250 shares exercisable within 60 days held by this former executive officer.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

GENERALLY:

     The Board has nominated 12 directors for election at the Annual Meeting. All of them are currently serving as directors. If you re-elect them, they will hold office until the next annual meeting or until their successors have been elected or until their earlier death, resignation, retirement, disqualification or removal as provided in the Company's Certificate of Incorporation and Bylaws.

NOMINEES:

RALPH DESTINO.............
  AGE 63                   Ralph Destino has been the Chairman Emeritus of
                             Cartier, Inc, a luxury goods business, since
                             January 2000. From 1985 to 1999, Mr. Destino served as Chairman of Cartier, Inc., and from 1974 to 1985 he served as President of Cartier (Far East) Ltd. and Cartier, Inc. Cartier, Inc. is a subsidiary of Compagnie Financiere Richemont, A.G., a Swiss public company engaged in the luxury goods and other businesses and an affiliate of Richemont. Mr. Destino was elected a director of the Company in October 1991.

J. DAVID HAKMAN...........
  AGE 58                   J. David Hakman has been the Chief Executive Officer
                             of Hakman Capital Corporation, Burlingame,
                             California, an investment and merchant banking firm, since 1980. Mr. Hakman also serves as a director of Concord Camera Corp., a firm which manufactures and distributes cameras. Mr. Hakman was originally appointed a director of the Company in May 1989 pursuant to a nomination and standstill agreement among the Company and Theodore H. Kruttschnitt, Edmund Manwell, and himself ("Nomination and Standstill Agreement") and was elected a director of the Company in October 1991.

RAKESH K. KAUL............
  AGE 48                   Rakesh K. Kaul has served as the Company's President
                             and Chief Executive Officer since March 7, 1996. Mr. Kaul served as Vice Chairman and Chief Operating Officer of Fingerhut Companies, Inc., a multi-media direct marketing company, from March 1995 to February 1996 and Executive Vice President and Chief Administrative Officer of Fingerhut from January 1992 until March 1995. Prior to 1992, Mr. Kaul was the Senior Vice President of Strategy and Finance and a director of Shaklee Corporation, a direct marketing company. Mr. Kaul was elected a director of the Company in March 1996.

JUNE R. KLEIN.............
  AGE 51                   June R. Klein has been the Chief Executive Officer of
                             Technology & Marketing Ventures, Inc., a New
                             York-based consultancy to management-funding and distributor businesses, since 1992. From 1989 through 1991, Ms. Klein served as a Senior Executive for vertical markets, venture management and subsidiaries at Wang Labs. She was also Managing Director of Global Electronic and Government Products for Chase Bank from 1986 to 1989 and Vice President of the Information

                             Business and Global Delivery Services for Citicorp Group from 1983 to 1986. Ms. Klein also served as Manager of Sales, Systems Integration and Development for IBM from 1975 to 1982 and in telecommunications positions for Merrill Lynch from 1970 to 1975. Ms. Klein was elected a director of the Company in May 1999.

KENNETH KRUSHEL...........
  AGE 48                   Kenneth Krushel has been the Chairman and Chief
                             Executive Officer of College Enterprises, Inc., an outsourcing partner to colleges and universities in the areas of campus "stored-value" systems and software, reprographics and custom publishing and copyright clearance, since October 1999. From July 1996 to October 1999, Mr. Krushel was the Senior Vice President of Strategic Development for NBC Corp., a major television network, and from January 1994 to July 1996 was Senior Vice President, Business Development, for King World Productions, the largest syndication production and distribution business in the world. Mr. Krushel has also worked as a business development and strategic planning consultant for MGM, Lifetime Television, Sega Corporation, Paramount Communications, USA Networks, Time-Warner, New Line, the CBC, Television New Zealand, and Lancit Productions. From 1987 to 1989, Mr. Krushel was President and Chief Operating Officer of Think Entertainment, a cable and broadcast television production company founded by Telecommunications, Inc. Mr. Krushel was also Vice President of Programming and Marketing for American Cablesystems from 1981 until the sale of the company in 1987 to Continental Cable. Mr. Krushel was elected a director of the Company in May 1999.

THEODORE H.
KRUTTSCHNITT..............
  AGE 57                   Theodore Kruttschnitt has been the President of Limar
                             Realty Group, a real estate investment company, since November 1992. Mr. Kruttschnitt serves on the Board of Directors of Cooper Development Company, a firm which invests in personal care products businesses. Mr. Kruttschnitt was appointed a director of the Company in May 1989 pursuant to the Nomination and Standstill Agreement and was elected a director of the Company in October 1991.

SHAILESH J. MEHTA.........
  AGE 50                   Shailesh J. Mehta has been the Chief Executive
                             Officer and a director of Providian Financial Corporation (formerly known as Providian Bancorp, Inc.), a consumer lending financial services company, since 1988 and Chairman and President since 1997. He joined Providian in 1986 as Executive Vice President and Chief Operating Officer. Mr. Mehta was Chairman and Chief Executive Officer of Providian Direct Insurance, a direct marketer of life and health insurance, from 1993 to 1994 and President, Chief Operating Officer and a director of Providian Corporation, a shareholder-owned diversified financial services company and the former parent company of Providian Financial Corporation, from 1994 to 1997. Mr. Mehta was elected a director of the Company in July 1997.

JAN P. DU PLESSIS.........
  AGE 46                   Jan P. du Plessis has been Finance Director of
                             Compagnie Financiere Richemont, A.G. and Richemont S.A., both of which are affiliates of

                             Richemont, since 1988. He also serves as a director of British American Tobacco plc ("BAT"). Mr. du Plessis also served as Finance Director of Rothmans International BV and its predecessor companies from 1990 to October 1996 and remained on its board until such company was merged with BAT in 1999. Mr. du Plessis was elected a director of the Company in March 1997.

ALAN G. QUASHA............
  AGE 50                   Alan G. Quasha has been President of Quadrant
                             Management, Inc., an investment management company, since 1988. From 1980 to September 1991, he was partner in the New York City law firm of Quasha Wessely & Schneider. Mr. Quasha also serves as a director of NAR Group Limited. In addition, Mr. Quasha served as a director of Richemont S.A., an affiliate of Richemont, until 1999, when he resigned upon being nominated for election to the board of Compagnie Financiere Richemont, A.G., also an affiliate of Richemont. Mr. Quasha was elected a director of the Company and Chairman of the Board in October 1991.

BASIL P. REGAN............
  AGE 59                   Basil P. Regan has been the General Partner of Regan
                             Partners, L.P., a limited partnership which invests primarily in turnaround companies and special situations, since 1989. From 1986 to 1989, Mr. Regan was Vice President and Director of Equity Research of Reliance Group Holdings. Mr. Regan serves a director of NewsEdge Corporation, a provider of global news and current awareness solutions for business. Mr. Regan was elected a director of the Company in March 2000.

HOWARD M.S. TANNER........
  AGE 55                   Howard M.S. Tanner has been Executive Director of
                             Richemont S.A., an affiliate of Richemont, since 1988. Mr. Tanner was elected a director of the Company in March 1997.

ROBERT F. WRIGHT..........
  AGE 74                   Robert F. Wright has been the President of Robert F.
                             Wright Associates, Inc., business consultants, since 1988. Prior thereto, he was a senior partner of the accounting firm Arthur Andersen & Co. Mr. Wright is a director of Reliance Standard Life Insurance Co., a life insurance company, and affiliates, Williams Real Estate Co., Inc., a real estate company, The Navigator Group, Inc., a property insurance company, U.S. Timberlands Company, L.P., a manager of Western Timberlands, and Quadlogic Controls Corp., a company engaged in the production of electrical metering equipment. Mr. Wright also serves on the board of Deotexis Inc., a company commercializing control release patents, and Universal American Financial Corp., a life insurance holding company. Mr. Wright was elected a director of the Company in October 1991.

BOARD MEETINGS:

     In 1999, the Board held 5 meetings in person or by conference telephone. Each incumbent director attended at least 75% of the aggregate of his or her Board Meetings and his or her committee meetings.

BOARD COMMITTEES:

     The Board has standing Executive, Audit, Stock Option and Executive Compensation, Nominating, and Transactions Committees.

  The Executive Committee.

     - During 1999 and currently, Messrs. Tanner (Chairman), Kaul, du Plessis, Quasha and Wright were members.

     - The duties of the Executive Committee include:

      - recommending actions to the Board; and

      - acting on behalf of the Board on certain operating matters requiring Board approval when the Board is not in session.

     - The Executive Committee held 6 meetings in person or by conference call and took action by written consent on 4 occasions in 1999.

  The Audit Committee.

     - During 1999 and currently, Messrs. Wright (Chairman), Hakman, du Plessis and Tanner were members.

     - The duties of the Audit Committee include:

      - reviewing with the Company's independent public accountants the scope of their audit, the audited consolidated financial statements, and any accounting procedures or internal control comments contained in the independent public accountants' management letter, including corrective action taken by management;

      - annually reviewing and approving the adequacy and scope of the internal audit department's planned audit program;

      - reviewing the internal audit department's interim audit reports, including the evaluation of replies and corrective action being taken;

      - reviewing the adequacy of the internal accounting control systems of the Company and its subsidiaries; and

      - reviewing and approving management's recommendation for the appointment of outside independent public accountants prior to the submission of their nomination to the Board for approval and to the Shareholders for ratification.

     - The Audit Committee held 4 meetings in 1999 in person or by conference call.

     The Audit Committee is concerned with the accuracy and completeness of the Company's consolidated financial statements and matters which relate to them. However, the Audit Committee's role does not involve the professional evaluation of the quality of the audit conducted by the independent public accountants. While it is believed that the Audit Committee's activities are beneficial because they provide ongoing oversight on behalf of the full Board, they do not alter the traditional roles and responsibilities of the Company's management and independent public accountants with respect to the accounting and control functions and financial statement presentation.

  The Stock Option and Executive Compensation Committee.

     - During 1999 and currently, Messrs. Mehta (Chairman), Destino, du Plessis, Quasha and Tanner were members.

     - The duties of the Stock Option and Executive Compensation Committee include:

      - reviewing and making recommendations for approval by the Board of remuneration arrangements for directors and members of management.

     - The Stock Option and Executive Compensation Committee held 4 meetings in 1999 in person or by conference call and took action by written consent on 1 occasion in 1999.

  The Nominating Committee.

     - During 1999 and currently, Messrs. Kaul (Chairman), Destino and Hakman and Ms. Klein were members.

     - The duties of the Nominating Committee include:

      - evaluating and recommending candidates for election to the Board.

     - The Nominating Committee held 1 meeting in 1999.

     - The Bylaws of the Company require advance notice of nominations for election to the Board, other than those made by the Board. Unless waived by the Board, a notice of nomination must be received by the Company at least 75 days before initiation of solicitation to the Shareholders for election in the event of an election other than at an annual meeting of shareholders, and at least 75 days before the date that corresponds to the record date of the prior year's annual meeting of shareholders in the event of an election at an annual meeting of shareholders, and in all events must include certain required information. The Nominating Committee will consider nominees recommended by Shareholders in accordance with the Company's Bylaws.

  The Transactions Committee.

     - During 1999 and currently, Messrs. Hakman (Chairman), Krushel and Kruttschnitt and Ms. Klein were members.

     - The duties of the Transactions Committee include:

      - reviewing and, if necessary, retaining independent experts to review any and all transactions not in the ordinary course of business between the Company and directors, members of management or persons owning 10% or more of the Company's securities; and

      - reporting its findings to the Board as to the fairness, merits and potential conflicts of interest.

     - The Transactions Committee held 10 meetings in 1999 in person or by conference call.

INDEMNIFICATION OF OFFICERS AND DIRECTORS:

     We indemnify our executive officers and directors to the fullest extent permitted by applicable law against liabilities incurred as a result of their service to the Company and directors, in particular, against liabilities incurred as a result of their service as directors of other corporations when serving at the request of the Company. In addition, the Shareholders' Agreement, dated October 25, 1991, between the Company and NAR provides for indemnification, to the fullest extent permitted by law, of NAR's designees to the Board against, among other things, all liabilities and claims arising out of their service in any capacity for or on behalf of the Company. We have a directors and officers liability insurance policy, underwritten by National Union Zurich Insurance, Zurich American Insurance Company and Tamarack in the aggregate amount of $30,000,000. As to reimbursements by the insurer of the Company's indemnification expenses, the policy has a $250,000 deductible for securities claims against the Company and a $150,000 deductible for all other indemnifiable losses. The policy term is from June 1, 1999 to June 1, 2000.

SECTION 16(a) COMPLIANCE:

     Section 16(a) of the Securities Exchange Act of 1934 requires officers, directors and beneficial owners of more than 10% of the Company's shares to file reports with the Securities and Exchange Commission ("Commission") and the American Stock Exchange. Based solely on a review of the reports and representations furnished to the Company during the last fiscal year by such persons, the Company believes that each of these persons is in compliance with all applicable filing requirements.

VOTE REQUIRED:

     The 12 nominees for director who receive the most votes will be elected. The enclosed proxy allows you to vote for the election of all of the nominees listed, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees.

     If you do not vote for a nominee, your vote will not count either for or against the nominee. Also, if your broker does not vote on any of the nominees, it will have no effect on the election.

     The persons named in the enclosed proxy intend to vote FOR the election of all of the nominees. Each of the nominees currently serves as a director and has consented to be nominated. We do not foresee that any of the nominees will be unable or unwilling to serve, but if such a situation should arise your proxy will vote in accordance with his or her best judgment.

             THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION
                         OF THE NOMINEES FOR DIRECTOR.

                                   PROPOSAL 2

            RATIFICATION OF THE 1999 STOCK OPTION PLAN FOR DIRECTORS

GENERALLY:

     We are asking you to ratify the Board's adoption of the 1999 Stock Option Plan for Directors. The purpose of the 1999 Stock Option Plan for Directors is to advance the interests of the Company, through the grant of options to purchase shares of Common Stock, by providing non-employee directors of the Company (other than directors who are nonresident United States aliens) with a larger personal and financial interest in the success of the Company. The following is a brief summary of the 1999 Stock Option Plan for Directors. The complete text of the plan is attached as Annex A and reference is made to such Annex for a complete statement of the provisions of the plan.

GENERAL INFORMATION:

     Effective date and duration of the plan. The plan became effective on the date of its adoption by the Board, subject to the ratification of the plan by the affirmative vote or consent of holders of a majority of the issued and outstanding shares of Common Stock, and will terminate 10 years from the date of its adoption or such earlier date as the Board may determine.

     Administration. The plan is administered by a committee consisting of at least two members of the Board. Such committee shall have full power and authority to interpret the plan, to establish such rules and regulations as it deems appropriate for the administration of the plan, and to take such other action as it deems necessary or desirable for the administration of the plan.

     Underlying shares awarded under the plan. The maximum number of shares of Common Stock that may be delivered or purchased under the plan is 700,000, subject to adjustment to preserve the value of an award in the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, combination of shares, recapitalization or other similar change in the capital stock of the Company, or in the event of the merger or consolidation of the Company with or into any other corporation or the reorganization of the Company. Options to purchase 400,000 shares of Common Stock were granted under the plan in 1999 and options to purchase 50,000 shares of Common Stock were granted under the plan in 2000, all subject to ratification of the plan by the Company's shareholders.

     The shares of Common Stock may be authorized but unissued shares that are not reserved for any other purpose or previously issued shares acquired by the Company and held in its treasury. If, as a result of the termination or expiration of an award or otherwise, certain shares are no longer subject to an award under the plan, such shares would again be available for future awards under the plan.

     Amendment of the plan. The plan may be amended by the Board or a duly authorized committee as the Board or such committee deems advisable; provided, however, that no amendment shall become effective unless approved by affirmative vote of the Company's shareholders if such approval is necessary or desirable for the continued validity of the plan or if the failure to obtain such approval would adversely affect the compliance of the plan with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934 or any other rule or regulation. No amendment may, without the consent of a participant, impair his or her rights under any option previously granted under the plan. The Board or a duly authorized committee thereof shall have the power, in the event of any disposition of substantially all of the assets of the Company, its dissolution, any merger or consolidation of the Company with or into any other corporation, or the merger or consolidation of any other corporation into the Company, to amend all outstanding option grants to terminate such options as of such effectiveness. If the Board or such committee shall exercise such power, all options then outstanding shall be deemed to terminate upon such effectiveness.

AWARDS AVAILABLE UNDER THE PLAN:

     Pursuant to the plan, each director who is neither an employee of the Company nor a non-resident United States alien ("Eligible Director") shall be granted an option to purchase 50,000 shares of Common Stock as of the effective date of his or her initial appointment or election to the Board (or, if later, the effective date of the plan) (the "Initial Appointment Date"). On August 4, 2000 and August 3, 2001, provided that each such date occurs after the Initial Appointment Date, each Eligible Director shall be granted an option to purchase 10,000 shares of Common Stock provided he or she continues to serve as a director on such date. In the event of any change in the outstanding Common Stock by reason of any merger, share exchange, reorganization, consolidation, recapitalization, stock dividend, stock split, combination of shares, split-up, spin-off, or other similar transaction or event affecting the Common Stock, the Committee may in its discretion make substitutions or adjustments in the aggregate number and kind of shares of Common Stock reserved for issuance under the Plan, in the number, kind and price of shares of Common Stock subject to outstanding options, and in the award limits under the Plan (or make provision for cash payment to the holders of options).

     All options granted under the plan will be evidenced by option agreements.

     Each option shall be granted for a term of 10 years. Each option will be exercisable in accordance with the terms and conditions set forth in the option agreements evidencing the grant of such options. Notwithstanding the foregoing, however, and subject to the other provisions of the plan relating to exercisability, each participant shall have the cumulative right as of the first, second, and third anniversaries of the date of grant, to purchase up to one-third, two-thirds, and 100%, respectively, of the shares underlying the options granted; provided, however, that options shall become fully exercisable in the event of a Change of Control (as defined in the Hanover Direct, Inc. Key Executive Twenty-Four Month Compensation Continuation Plan). Options may not be exercised more than 3 months after a participant ceases to be a director of the Company, except in the case of death or disability, in which case options may be exercised within 12 months after the date of such death or disability.

     The price at which shares of Common Stock may be purchased upon the exercise of an option granted under the plan will be the fair market value of such shares on the date of grant of such option. For purposes of determining the price under the plan, the fair market value of a share of Common Stock shall be deemed to be the average of the closing price of the Common Stock on the date of grant, the ten trading days immediately preceding such date, and the ten trading days immediately following such date.

     Full payment of the purchase price for shares of Common Stock purchased upon the exercise, in whole or part, of an option granted under the plan must be made at the time of such purchase. The plan provides that the payment price may be paid in cash or in shares of Common Stock valued at their fair market value on the date of exercise. Alternatively, an option may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the payment price, and such other documents as the Committee deems necessary.

     During a participant's lifetime, options granted under the plan may be exercised only by such participant. Furthermore, any options granted under the plan may not be transferred, other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, a participant may transfer any option granted under the plan to his or her spouse, children, grandchildren, parents, and/or siblings or to one or more trusts for the benefit of such family members, if the agreement evidencing such option so provides and the participant does not receive any consideration for the transfer. Any option so transferred will be subject to the same terms and conditions that applied to such option immediately prior to its transfer, except that it will not be further transferable by the transferee during such transferee's lifetime.

FEDERAL INCOME TAX CONSEQUENCES:

     The grant of an option will have no immediate tax consequences to a participant. The exercise of an option will require such participant to include in income, as compensation, the amount by which the fair market value of the acquired shares on the exercise date exceeds the option price. Upon a subsequent sale or taxable exchange of such shares, such participant will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. The Company will be entitled to a deduction in the amount of any compensation income that a participant recognizes in connection with an option.

VOTE REQUIRED:

     The affirmative vote of a majority of votes cast at the Annual Meeting, whether in person or by proxy whether by mail, Internet or telephone, is required to ratify the 1999 Stock Option Plan for Directors.

           THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION
                  OF THE 1999 STOCK OPTION PLAN FOR DIRECTORS.

                                   PROPOSAL 3

             RATIFICATION OF THE 2000 MANAGEMENT STOCK OPTION PLAN

GENERALLY:

     We are asking you to ratify the Compensation Committee's adoption of the 2000 Management Stock Option Plan. The purpose of the 2000 Management Stock Option Plan is to advance the interests of the Company and its shareholders by providing employees and officers of and consultants to the Company and its affiliates, through the grant of options to purchase shares of Common Stock, with a larger personal and financial interest in the success of the Company. The following is a brief summary of the proposed 2000 Management Stock Option Plan. The complete text of the plan is attached as Annex B and reference is made to that Annex for a complete statement of the provisions of the plan.

GENERAL INFORMATION:

     Effective date and duration of the plan. The plan became effective on the date of its adoption by the Board, subject to ratification of the plan by the affirmative vote or consent of a majority of the issued and outstanding shares of Common Stock, and will terminate 10 years from the date of its adoption or such earlier date as the Board may determine.

     Administration. The plan is administered by a committee consisting of at least two members of the Board and that satisfies the requirements of applicable law, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule. The committee will select persons to receive awards under the plan, determine the amount of each award and the terms and conditions governing such award, interpret the plan and any option granted thereunder, establish such rules and regulations as it deems appropriate for the administration of the plan, and take any other action necessary or desirable for the administration of the plan.

     Underlying shares awarded under the plan. The maximum number of shares of Common Stock that may be delivered or purchased under the plan is 20,000,000, subject to adjustment in the event of any stock dividend, stock split, combination of shares, recapitalization, split-up, spin-off or other similar change in the capital structure or shares of the Company, or in the event of the merger or consolidation of the Company with or into any other corporation or the reorganization of the Company. Options to purchase 4,041,000 shares of Common Stock have been granted to date in 2000, subject to ratification of the plan by the Company's shareholders.

     The shares of Common Stock may be authorized but unissued shares or treasury shares.

     Amendment of the plan. The plan may be amended by the Board as the Board deems advisable; provided, however, that no amendment shall become effective unless approved by affirmative vote of the Company's shareholders if such approval is necessary or desirable for the continued validity of the plan or if the failure to obtain such approval would adversely affect the compliance of the plan with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934 or any other rule or regulation. The Board shall have the power, in the event of any disposition of substantially all of the assets of the Company, its dissolution, any merger or consolidation of the Company with or into any other corporation, or the merger or consolidation of any other corporation into the Company, to amend all outstanding option grants to terminate such options as of such effectiveness. The Board may in its discretion accelerate the vesting of outstanding options prior to the effectiveness of such termination.

AWARDS AVAILABLE UNDER THE PLAN:

     Pursuant to the plan, options to purchase Common Stock of the Company may be granted to any employee or officer of or consultant to the Company or any affiliate of the Company.

     Any options awarded under the plan, which will be evidenced by option agreements, will be either options intended to qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options not so intended to qualify ("Nonstatutory Stock Options"); provided, however, that Incentive Stock Options may be granted only to employees of the Company or a subsidiary.

     No employee may be granted options under the plan during any consecutive 12-month period on more than 1,000,000 shares of Common Stock.

     Generally, an option may be granted for a term not to exceed 10 years from the date such option is granted. All options will be exercisable in accordance with the terms and conditions set forth in the option agreements evidencing the grant of such options. Except under limited circumstances involving termination of employment due to retirement or death or disability, a participant may not exercise any option granted under the plan within the first year after the date of grant of such option. Except as otherwise provided in the related option agreement, options may not be exercised more than ninety (90) days after a participant ceases to be an employee or officer of or consultant to the Company, except in the case of death or disability or an employee's retirement at or after age 65, in which case options may be exercised within one (1) year after the date of death, disability or retirement. Except in the case of the participant's death or permanent disability, the exercise of an Incentive Stock Option more than three (3) months after a participant ceases to be an employee will cause such Option to be treated as a Nonstatutory Stock Option.

     The exercise price per share for each option will be the fair market value of such share on the date of grant. For purposes of determining the price under the plan, the fair market value of a share of Common Stock shall be deemed to be the average of the closing price of the Common Stock on the ten trading days immediately preceding the date of grant and the ten trading days immediately following such date.

     The aggregate fair market value (determined as of the time such option is granted) of the Common Stock for which any employee may have Incentive Stock Options vesting in any calendar year may not exceed $100,000.

     Payment for the portion exercised must be made at the time of exercise. The purchase price may be paid in cash or, if so provided in the option agreement evidencing the grant of the option, in shares of Common Stock valued at their fair market value on the date of purchase. Alternatively, if the option agreement evidencing the grant of such option so provides, the option may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes, and such other documents as the committee administering the plan may determine.

     During a participant's lifetime, options granted under the plan will be exercised only by such participant. Furthermore, any options granted under the plan may not be transferred, other than by will or by the laws of descent and distribution. If so permitted by the option agreement, however, a participant may transfer, without payment of consideration, a Nonstatutory Stock Option to his or her spouse, children, grandchildren, parents, and/or siblings or to one or more trusts or partnerships for the benefit of such family members.

FEDERAL INCOME TAX CONSEQUENCES:

     Under currently applicable provisions of the Code, an optionee will not be deemed to receive any income for federal tax purposes upon the grant of an option under the plan, nor will the Company be entitled to a tax deduction at that time. However, upon the exercise of an option the tax consequences are as follows:

     Incentive Stock Options. Upon the exercise of an Incentive Stock Option, there is no income recognized by the optionee at the time of exercise, although for alternative minimum tax purposes, the excess of the fair market value of the acquired stock on the exercise date over the option price may constitute an adjustment in computing alternative minimum taxable income. If the stock is held at least one year following the exercise date and at least two years from the date of grant of the option, upon a subsequent taxable disposition of the acquired stock the optionee will realize a long-term capital gain or loss upon sale, measured as the difference between the option exercise price and the sale price. If either of these holding periods has not been satisfied, when a participant disposes of his or her stock, the participant will be required to include in income, as compensation, the lesser of (i) the difference between the option price and the fair market value of the acquired stock on the exercise date, or (ii) the amount of gain realized on such disposition. In addition, depending on the amount received as a result of such disposition, such participant may realize long or short-term capital gain or loss.

     Nonstatutory Stock Options. Upon the exercise of a Nonstatutory Stock Option, the optionee will be deemed to have received ordinary income in an amount equal to the difference between the fair market value of the acquired stock on the exercise date and the option price. Upon a subsequent taxable disposition of the acquired stock, such participant will realize long or short-term capital gain or loss equal to the amount realized on the sale and the tax basis of the stock.

     Consequences to the Company. The Company will be entitled to a deduction in the amount of any ordinary income that a participant recognizes in connection with the exercise of a Nonstatutory Stock Option or the early disposition of stock acquired upon the exercise of an Incentive Stock Option.

VOTE REQUIRED:

     The affirmative vote of a majority of votes cast at the Annual Meeting, whether in person or by proxy whether by mail, Internet or telephone, is required to ratify the 2000 Management Stock Option Plan.

           THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION
                   OF THE 2000 MANAGEMENT STOCK OPTION PLAN.

                                   PROPOSAL 4

                      RATIFICATION OF THE 2000 SHORT-TERM
                       INCENTIVE PLAN FOR RAKESH K. KAUL

GENERALLY:

     We are asking you to ratify the Compensation Committee's adoption of the 2000 Short-Term Incentive Plan for Rakesh K. Kaul (the "2000 Short-Term Plan"). The purpose of the 2000 Short-Term Plan is to promote incentives and rewards to Mr. Kaul, who will have a significant impact on the long-term success of the Company. The following is a brief summary of the 2000 Short-Term Plan. The complete text of the 2000 Short-Term Plan is attached as Annex C and reference is made to that Annex for a complete statement of the provisions of the plan.

SUMMARY OF THE PLAN:

     The 2000 Short-Term Plan is administered by the Compensation Committee, which is composed of directors who are "disinterested persons" as such term is defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Mr. Kaul, serving as President and Chief Executive Officer of the Company, is the sole person eligible to participate in the 2000 Short-Term Plan.

     The 2000 Short-Term Plan provides that on or before March 31 of each calendar year commencing during the term of Mr. Kaul's employment agreement, effective March 6, 2000, with the Company, the Compensation Committee shall establish written performance goals with respect to such year ("performance year"). The performance goals shall be expressed in terms of objective financial criteria with respect to the Company consisting of one or more of the following: earnings per share; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; or quantifiable improvements in inventory levels. The performance goals shall incorporate a performance target for such performance year and shall state, in terms of an objective formula or standard (the terms of which shall preclude discretion to increase the bonus amount that would otherwise be payable upon attainment of the goal), the bonus payable to Mr. Kaul pursuant to the 2000 Short-Term Plan as a function of the actual performance level attained; provided, however, that (i) the bonus for any fiscal year shall be between 0 and 150 percent of Mr. Kaul's base salary during such year, (ii) the bonus payable in the event of the attainment of 100% of the performance target shall be 100% of such base salary, and (iii) such bonus shall in no event exceed $1,500,000. The Compensation Committee shall obtain Mr. Kaul's input and advice before establishing the performance goals for any fiscal year.

     Except as otherwise provided in Mr. Kaul's employment agreement (relating to termination of employment or as provided for under the terms of the Company's Thirty-Six Month Compensation Continuation Plan), upon the Compensation Committee's certification following the end of each performance year as to the actual performance level attained, the Company shall pay Mr. Kaul, in cash, the bonus (if any) for such year, as determined in accordance with the objective formula or standard adopted as part of the performance goals for such year. Such payment shall be made at the same time as short-term bonuses are paid to other Company executives. The Compensation Committee shall not have discretion to increase the bonus above the amount determined under the objective formula or standard adopted for such performance year.

     The Company believes that amounts received by Mr. Kaul under the 2000 Short-Term Plan should constitute qualified performance-based compensation that is exempt from the $1 million limit under Section 162(m) of the Code on a publicly-held corporation's deductions for certain remuneration paid to

"covered employees" (the "$1 Million Cap"). Accordingly, the Company should be entitled to deduct amounts payable to Mr. Kaul under the 2000 Short-Term Plan.

VOTE REQUIRED:

     The affirmative vote of a majority of the votes cast at the Annual Meeting, whether in person or by proxy whether by mail, Internet or telephone, is required to ratify the 2000 Short-Term Plan.

                    THE BOARD RECOMMENDS THAT YOU VOTE "FOR"
                 THE RATIFICATION OF THE 2000 SHORT-TERM PLAN.

                                   PROPOSAL 5

                       RATIFICATION OF THE 2000 LONG-TERM
                       INCENTIVE PLAN FOR RAKESH K. KAUL

GENERALLY:

     We are asking you to ratify the Compensation Committee's adoption of the 2000 Long-Term Incentive Plan for Rakesh K. Kaul (the "2000 Long-Term Plan"). The purpose of the 2000 Long-Term Plan is to promote an alignment of the interests of Mr. Kaul, who will have a significant impact on the long-term success of the Company and its subsidiary erizon, Inc. (collectively herein, the "Company"), with the interest of the Company and its shareholders by affording Mr. Kaul a proprietary interest in the Company's growth while providing Mr. Kaul with an incentive to make a personal financial investment in the Company and to remain in the Company's employ. The following is a brief summary of the 2000 Long-Term Plan. The complete text of the 2000 Long-Term Plan is attached as Annex D and reference is made to that Annex for a complete statement of the provisions of the plan.

SUMMARY OF THE PLAN:

     The 2000 Long-Term Plan is administered by the Compensation Committee, which is composed of directors who are "disinterested persons" as such term is defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Mr. Kaul, serving as President and Chief Executive Officer of the Company, is the sole person eligible to participate in the 2000 Long-Term Plan. The 2000 Long-Term Plan will terminate on December 31, 2004. Any option outstanding at the time of such termination, whether or not vested, shall remain in effect in accordance with its terms and those of the 2000 Long-Term Plan.

     Erizon Option. Mr. Kaul was granted an option on April 14, 2000 under the 2000 Long-Term Plan to purchase that number of shares of common stock of erizon, Inc. representing 6% of the fully-diluted common stock of erizon, Inc. as of such date (the "Initial Option"), with protection against further dilution until such time as erizon, Inc. shall complete its first round of Board-approved equity or convertible debt financing after which time there shall be not protection from further dilution. The exercise price for the Initial Option is equal to the fair market value of the common stock of erizon, Inc. on the date of grant as determined in good faith by the Board of Directors of the Company, provided that the fair market value of the common stock of erizon, Inc. for purposes of establishing the exercise price for the Initial Option shall not exceed $200,000,000.

     Upon completion of its first round of financing, the Company has agreed to grant to Mr. Kaul an additional option to purchase shares of common stock of erizon, Inc. that, together with the Initial Option, shall represent 6% of the fully diluted common stock of erizon, Inc. (the "Additional Option" and together with the Initial Option, the "Option"). The exercise price of the Additional Option shall be equal to the fair market value of the common stock of erizon, Inc. on the date the Additional Option is granted to Mr. Kaul, as determined in good faith by the Board of Directors of the Company. The Additional Option will be treated in other respects as if granted on April 14, 2000. The Option shall expire on March 6, 2010, subject to earlier cancellation or termination. The Option is considered a Nonstatutory Stock Option rather than an Incentive Stock Option.

     The Option is nontransferable other than by will or the laws of descent and distribution and is exercisable, during Mr. Kaul's lifetime, only by him. The purchase price for the Option may be paid in cash or in shares of common stock, or in a combination of cash and shares. Alternatively, the Option may be exercised by delivering an exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price.

     The Option will vest and become exercisable in equal parts on each successive anniversary of March 6, 2000 over the four-year period commencing on March 6, 2000 provided that Mr. Kaul remains employed by the Company. However, the Option shall immediately vest and become exercisable in full (i) upon the termination of Mr. Kaul's employment by reason of death, Disability (as defined), by the Company without Cause (as defined), by Mr. Kaul within ninety days of an occurrence constituting Good Reason (as defined) or (ii) upon the occurrence of a Change of Control (as defined). (See "Executive Compensation and Other Information -- Employment Contracts, Termination of Employment and Change-in-Control Arrangements" on p. 9 above). The Option provides that if Mr. Kaul's employment is involuntarily terminated other than for Cause or Mr. Kaul resigns for Good Reason, he may exercise the Option during the six-month period following the later of (x) such termination or (y) the registration of the shares underlying the Option. If Mr. Kaul's employment terminates by reason of death or Disability, his Option may be exercised during the twelve-month period following such termination of employment. If Mr. Kaul's employment terminates other than for Cause or if Mr. Kaul resigns with Good Reason within twenty-four months of a Change of Control, the Option may be exercised during the twelve-month period following such termination. If Mr. Kaul's employment terminates in other circumstances, the Option may be exercised only within 30 days after such termination. In all of the foregoing circumstances, the Option may be exercisable only with respect to the number of shares of common stock of erizon, Inc. as to which the Option is otherwise exercisable (or would have been exercisable had his employment not terminated) on the date of exercise. In no event may an Option be exercised after its expiration. In the event of a change in the common stock of erizon, Inc. by reason of a stock split, stock merger or other reorganization of the Company, the terms of the Option shall be adjusted to preserve the value of the award.

     If at the time of Mr. Kaul's termination for any reason the common stock of erizon, Inc. is not publicly-traded, at Mr. Kaul's request, the Company shall purchase from Mr. Kaul the shares as to which the Option is exercisable or any portion thereof at the then current fair market value as determined by the Board of Directors of the Company in good faith. Any dispute concerning the valuation of the fair market value of the Company will be determined using a "baseball arbitration model" by a mutually agreed upon investment banking company. The computation of fair market value will assume (i) underwriter fees and discounts as if an initial public offering had taken place, and (ii) public market security.

     If any award under the 2000 Long-Term Plan is exercised or cashed out or terminates or expires or its forfeited without a payment being made to the participant in the form of common stock of erizon, Inc., the shares subject to such award, if any, shall be available for distribution in connection with awards under the 2000 Long-Term Plan. Any shares of common stock of erizon, Inc. that are used by Mr. Kaul as full or partial payment of withholding or other taxes or as payment for the exercise or conversion price of an award under the 2000 Long-Term Plan shall be available for distribution in connection with awards under the 2000 Long-Term Plan.

     Closing Price Option. The 2000 Long-Term Plan provides that the Closing Price Option granted to Mr. Kaul pursuant to the Stock Option Agreement dated August 23, 1996, as amended, shall be further amended and restated. The terms of such amendment and restatement are described in Proposal 6. (See pages 43 through 46 below).

FEDERAL INCOME TAX CONSEQUENCES:

     Erizon Option. Under currently applicable provisions of the Code, Mr. Kaul will not be deemed to receive any income for federal tax purposes upon the grant of the Option under the 2000 Long-Term Plan, nor will the Company be entitled to a tax deduction at that time. However, upon the exercise of the Option, Mr. Kaul will be deemed to have received ordinary income in an amount equal to the difference between the fair market value of the acquired stock on the exercise date and the option price. Upon a subsequent taxable disposition of the acquired stock, Mr. Kaul will realize long or short-term capital gain or loss equal to the amount realized on the sale and the tax basis of the stock.

     Consequences to the Company. The Company will be entitled to a deduction in the amount of any ordinary income that Mr. Kaul recognizes in connection with the exercise of a Nonstatutory Stock Option.

     Closing Price Option. The Federal income tax consequences of the Closing Price Option are discussed in Proposal 6 (see pages 45 and 46 below).

VOTE REQUIRED:

     The affirmative vote of a majority of the votes cast at the Annual Meeting, whether in person or by proxy whether by mail, Internet or telephone, is required to ratify the 2000 Long-Term Plan.

                    THE BOARD RECOMMENDS THAT YOU VOTE "FOR"
                  THE RATIFICATION OF THE 2000 LONG-TERM PLAN.

                                   PROPOSAL 6

             APPROVAL OF AN AMENDMENT TO THE STOCK OPTION AGREEMENT DATED AUGUST 23, 1996, AS AMENDED, WITH RAKESH K. KAUL

GENERALLY:

     The Board of Directors is submitting an amendment (the "Amendment") to the Company's Stock Option Agreement (the "Stock Option Agreement") dated August 23, 1996, as amended in January 1998, with Rakesh Kaul ("Mr. Kaul") described herein to the shareholders for their approval. The purpose of the Stock Option Agreement, entered into pursuant to the Company's Long-Term Incentive Plan for Mr. Kaul (the "Plan"), is to promote an alignment of the interests of Mr. Kaul, who will have a significant impact on the long-term success of the Company, with the interests of the Company and its shareholders by affording Mr. Kaul a proprietary interest in the Company's growth while providing Mr. Kaul with an incentive to make a personal financial investment in the Company and to remain in the Company's employ. The Board of Directors believes that the Amendment will benefit the Company and its shareholders and, thus, recommends approval of the Amendment.

GENERAL INFORMATION:

     Effective Date and Duration of the Stock Option Plan. The Plan became effective on the date of its adoption by the Compensation Committee of the Company's Board of Directors (the "Committee"), subject to approval by the affirmative vote or consent of holders of a majority of the issued and outstanding shares of Common Stock which was received at the 1996 Annual Meeting of Shareholders, and terminated on December 31, 1996.

     Administration. The Plan is administered by the Compensation Committee which consists of at least two directors and that satisfies the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule. The Compensation Committee has full power and authority to grant awards under the Plan and administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan as it deems necessary or advisable.

     Underlying Shares Awarded Under the Stock Option Plan. The maximum number of shares of Common Stock that may be delivered or purchased under the Plan is 7,000,000, subject to adjustment to preserve the value of an award in the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, combination of shares, recapitalization or other similar change in the capital stock of the Company, or in the event of the merger or consolidation of the Company into or with any other corporation or the reorganization of the Company. Options to purchase approximately 7,530,000 shares of Common Stock were granted under the Plan in 1996 together with 1,510,000 Tandem Shares. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION -- Employment Contracts, Termination of Employment and Change-in-Control Arrangements" and "-- Awards Granted Under the Plan."

     Except in the case of NAR Options (as hereinafter defined), the shares of Common Stock issued under the Plan have been set aside out of authorized but unissued shares that are not reserved for any other purpose, or previously issued shares acquired by the Company and held in its treasury. The shares of Common Stock subject to the NAR Options are shares owned by NAR Group Limited.

     Amendment of the Plan. The Plan may be amended by the Board of Directors as the Board deems advisable; provided, however, that no amendment will become effective unless approved by affirmative vote of the Shareholders if such approval is necessary for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act or any other rule or regulation. No amendment may, without the consent of a participant, impair such participant's rights under any option previously granted under the Plan.

AWARDS GRANTED UNDER THE PLAN:

     Pursuant to the Plan and the Stock Option Agreement, options to purchase Common Stock of the Company may be granted only to Mr. Kaul.

     Under the Plan, Mr. Kaul had a right to: (1) purchase 1,510,000 shares of Common Stock (after giving effect to certain anti-dilution adjustments resulting from the 1996 Rights Offering) at a price equal to their fair market value on the date of purchase, 20% of such purchase price to be paid in cash and 80% of the purchase price to be financed over four years (the "Tandem Stock Purchase Right"); (2) receive options, which shall vest at the rate of 25% per year beginning on March 7, 1997, to purchase 3,020,000 shares of Common Stock (after giving effect to certain anti-dilution adjustments resulting from the 1996 Rights Offering) at the fair market value on the date of grant provided Mr. Kaul exercised the Tandem Stock Purchase Right (the "Tandem Option"); (3) receive an option to purchase 1,000,000 shares of Common Stock at the fair market value on the date of grant, subject to the achievement of certain performance goals established by the Compensation Committee (the "Performance Year Option"); (4) receive an option to purchase 2,000,000 shares of Common Stock at the fair market value on the date of grant, which option expires on March 7, 2006 and shall become exercisable only upon satisfaction of the condition that the average closing price of the Common Stock has been at least $4.50 per share during any period of 91 consecutive calendar days commending March 7, 1996 and ending on or before March 7, 2002 (the "Closing Price Option") (see "-- Option Agreement Amendment"); and (5) receive four options for the purchase of 377,500 shares of Common Stock (after giving effect to certain anti-dilution adjustments resulting form the 1996 Rights Offering) each, at the fair market value thereof on the date of grant, to be granted by NAR Group Limited (the "NAR Options").

     All rights and options under the Plan had to have been exercised or granted on or before September 1, 1996; they were, in fact, exercised or granted on or about August 23, 1996, the date of closing of the 1996 Rights Offering. Each of the options under the Plan is nontransferable other than by will or the laws of descent and distribution and is exercisable, during Mr. Kaul's lifetime, only by him; provided, however, that transfers to certain immediate family members or to trusts for the benefit of Mr. Kaul or his immediate family members will be permitted. The purchase price for each option may be paid in cash or in shares of Common Stock, or in a combination of cash and shares. Alternatively, the options may be exercised by delivering an exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price.

     Each of the options under the Plan immediately vests in the event of Mr. Kaul's termination of employment by reason of death or permanent disability or upon the occurrence of a change in control during the term of his employment agreement or within six months following the end of such term. Each option provides that if Mr. Kaul's employment is involuntarily terminated (or is deemed under his Employment Agreement to be involuntarily terminated) other than for cause, he may exercise the option only until the later of (i) 12 months following the date of such termination or (ii) in certain circumstances, March 10 of the year following the year in which the termination occurs. If Mr. Kaul's employment terminates by reason of permanent disability or death, his option may be exercised during the three-month period (one-year period in the case of death) following such termination of employment. If Mr. Kaul's employment terminates in other circumstances, the option may be exercised only within 30 days after such termination. In the event of a change in the Common Stock by reason of a stock split, stock dividend, recapitalization or other similar change in the capital stock of the Company, or in the event of a merger or other reorganization of the Company, the terms of the options shall be adjusted to preserve the value of the award.

OPTION AGREEMENT AMENDMENT:

     The Stock Option Agreement, which reflects the grant of the Closing Price Option, currently provides that such option to purchase 2,000,000 shares of Common Stock at the fair market value on the date of grant ($1.15625 per share) shall become exercisable only upon satisfaction of the condition that the average closing price of the Common Stock has been at least $4.50 per share during any period of 91 consecutive calendar days commending March 7, 1996 and ending on or before March 7, 2002. Pursuant to the Amendment, the Closing Price Option will vest and become exercisable in equal parts on each successive anniversary date of the Amendment over the three-year period commencing on March 6, 2000 provided Mr. Kaul remains employed by the Company. However, the Option shall immediately vest and become exercisable in full (i) upon the termination of Mr. Kaul's employment by reason of death, Disability (as defined), by the Company without Cause (as defined), by Mr. Kaul within ninety days of an occurrence constituting Good Reason (as defined), (ii) upon the occurrence of a Change of Control (as defined) or (iii) upon satisfaction of the condition, as certified by the Compensation Committee (such certification not to be improperly withheld), that the average closing price of the Common Stock on the American Stock Exchange composite tape or other recognized market source, as determined by the Compensation Committee, has obtained an average of $4.50 per share during any period of 91 consecutive calendar days commencing after August 23, 1996 and ending on or before March 7, 2002. (See "Executive Compensation and Other Information -- Employment Contracts, Termination of Employment and Change-in-Control Arrangements" on p. 8 above). The Option provides that if Mr. Kaul's employment is involuntarily terminated other than for Cause or Mr. Kaul resigns for Good Reason, he may exercise the Option during the six-month period following the later of (x) such termination or (y) the registration of the shares underlying the Option. If Mr. Kaul's employment terminates by reason of death or Disability, his Option may be exercised during the twelve-month period following such termination of employment. If Mr. Kaul's employment terminates other than for Cause or if Mr. Kaul resigns with Good Reason within twenty-four months of a Change of Control, the Option may be exercised during the twelve-month period following such termination. If Mr. Kaul's employment terminates in other circumstances, the Option may be exercised only within 30 days after such termination. In all of the foregoing circumstances, the Option may be exercisable only with respect to the number of shares of Common Stock as to which the Option is otherwise exercisable (or would have been exercisable had his employment not terminated) on the date of exercise. The Closing Price Option expires on March 7, 2006.

     The foregoing is a brief summary of the Amended and Restated Stock Option Agreement. The complete text of the Amended and Restated Stock Option Agreement is attached as Annex E and reference is made to that Annex for a complete statement of the provisions of the amended and restated agreement.

FEDERAL INCOME TAX CONSEQUENCES:

     The Federal income tax consequences under current law of the Closing Price Option are as follows. The grant of the Closing Price Option to Mr. Kaul will have no immediate income tax consequences. The exercise of the Closing Price Option will require him to include in income, as compensation, the amount by which the fair market value of the acquired shares on the exercise date exceeds the option price. Upon a subsequent sale or taxable exchange of such shares, he will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

     The Company believes that income recognized by Mr. Kaul upon the exercise of the Closing Price Option may not constitute qualified performance-based compensation that is exempt from the $1 Million Cap. Accordingly, all or a portion of any compensation income that Mr. Kaul recognizes upon the exercise of the Closing Price Option may not be deductible by the Company.

VOTE REQUIRED:

     The affirmative vote of a majority of the votes cast at the Annual Meeting, whether in person or by proxy whether by mail, Internet or telephone, is required to ratify the amendment to and restatement of the Stock Option Agreement dated August 23, 1996, as amended, with Rakesh K. Kaul.

             THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO AND RESTATEMENT OF THE STOCK OPTION AGREEMENT DATED
               AUGUST 23, 1996, AS AMENDED, WITH RAKESH K. KAUL.

                                   PROPOSAL 7

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

GENERALLY:

     We are asking you to ratify the Board's selection of Arthur Andersen LLP as the independent certified public accountants of the Company for the fiscal year ending December 30, 2000. Although the selection of auditors does not require ratification, we are submitting this proposal to you because the Board believes that this matter is of such significance as to warrant your participation. If you do not ratify the appointment, the Board, after review by the Audit Committee, will consider the appointment of other independent certified public accountants.

     Representatives of Arthur Andersen LLP will attend the Annual Meeting to answer your questions.

VOTE REQUIRED:

     The affirmative vote of a majority of the votes cast at the Annual Meeting, whether in person or by proxy whether by mail, Internet or telephone, is required to ratify the selection of auditors.

             THE BOARD RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION
      OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S AUDITORS
                 FOR THE FISCAL YEAR ENDING DECEMBER 30, 2000.

               SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     If you wish to submit proposals to be presented at the 2001 Annual Meeting of Shareholders of the Company, they must be received by the Company no later than December 15, 2000 for them to be included in the Company's proxy material for that meeting. If the Company does not receive notice of any matter that is to come before the shareholders at the 2001 Annual Meeting of Shareholders on or before February 27, 2001, which corresponds to forty-five days before the date on which the Company first mailed this proxy statement, the proxy for the 2001 Annual Meeting of Shareholders may, pursuant to Rule 14a-4(c) of the Proxy Rules under the Securities Exchange Act of 1934, as amended, confer discretionary authority to vote on the matters presented.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented to the Annual Meeting for action, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on such matters in accordance with their own judgment.

     YOU MAY OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 25, 1999 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE (EXCEPT FOR EXHIBITS TO SUCH ANNUAL REPORT, WHICH WILL BE FURNISHED UPON PAYMENT OF THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBITS) BY WRITING TO: INVESTOR RELATIONS, HANOVER DIRECT, INC., 1500 HARBOR BOULEVARD, WEEHAWKEN, NEW JERSEY 07087.

                                          By Order of the Board of Directors

                                          CURT JOHNSON
                                          Secretary

Dated: April 17, 2000

             PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND
                 RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR
                     VOTE BY THE INTERNET OR BY TELEPHONE.

                     PLEASE VOTE -- YOUR VOTE IS IMPORTANT

                                    ANNEX A
                              HANOVER DIRECT, INC.

                      1999 STOCK OPTION PLAN FOR DIRECTORS

     1. PURPOSE. The purpose of the 1999 Stock Option Plan for Directors (the "Plan") is to advance the interests of Hanover Direct, Inc. (the "Company") by providing non-employee directors of the Company, through the grant of options to purchase shares of Common Stock (as hereinafter defined), with a larger personal and financial interest in the Company's success.

     2. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") consisting of at least two members of the Board of Directors of the Company (the "Board"). The Committee shall have full power and authority to interpret the Plan, to establish such rules and regulations as it deems appropriate for the administration of the Plan, and to take such other action as it deems necessary or desirable for the administration of the Plan. The Committee's interpretation and construction of any provision of the Plan or the terms of any Option (as hereinafter defined) shall be conclusive and binding on all parties.

     3. PARTICIPANTS. Each director of the Company who is neither an employee of the Company nor an Ineligible Director (as hereinafter defined) (a "Non-Employee Director") shall be eligible to be granted options to purchase shares of Common Stock ("Options") under the Plan. An "Ineligible Director" means any director who is a nonresident alien.

     Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any director any right to the continuation of his or her directorship or limit in any way the right of the Company to terminate his or her directorship at any time.

     4. THE SHARES. Options may be granted from time to time under the Plan for the purchase, in the aggregate, of not more than 700,000 shares of common stock, par value $0.66 2/3 per share, of the Company ("Common Stock") (subject to adjustment pursuant to Section 13). Such shares of Common Stock may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of previously issued shares acquired by the Company and held in its treasury. Any shares of Common Stock which, by reason of the termination or expiration of an Option or otherwise, are no longer subject to purchase pursuant to an Option granted under the Plan, may again be subjected to an Option under the Plan.

     5. OPTION GRANTS. Options shall be evidenced by option agreements which shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions not inconsistent herewith as the Committee may approve.

          (a) INITIAL APPOINTMENT AWARDS. As of the effective date of his or her initial appointment or election to the Board (or, if later, the effective date of the Plan) (the "Initial Appointment Date"), a Non-Employee Director shall receive a grant of an Option to purchase 50,000 shares of Common Stock (subject to adjustment pursuant to Section 13).

          (b) ANNUAL SERVICE AWARDS. On each Award Date (as hereinafter defined) occurring after a Non-Employee Director's Initial Appointment Date, such Non-Employee Director shall be granted, provided he or she continues to serve as a member of the Board on such date, an Option to purchase of 10,000 shares of Common Stock (subject to adjustment pursuant to Section 13). An "Award Date" means August 4, 2000 or August 3, 2001.

     6. OPTION PRICE. The price (the "Option Price") at which shares of Common Stock may be purchased upon the exercise of an Option granted under the Plan shall be the fair market value of such shares on the date of grant of such Option. Solely for purposes of this Section 6, the fair market value of a share of Common Stock shall be deemed to be the average of the closing prices of the Common Stock on the Initial Appointment Date or Award Date, as the case may be, the 10 trading days immediately preceding such date, and the 10 trading days immediately following such date.

     7. TERM AND EXERCISABILITY OF OPTIONS. Options shall be granted for terms of 10 years. Subject to the other provisions of the Plan relating to exercisability of Options, the participant shall have the cumulative right as of the first, second, and third anniversaries of the date of grant, to purchase up to one-third, two-thirds, and 100%, respectively, of the Option Shares; provided, however, that in the event of a Change of Control (as such term is defined in the Hanover Direct, Inc. Key Executive Twenty-Four Month Compensation Continuation Plan) the participant shall have the cumulative right to purchase up to 100% of the Option Shares.

     8.  TERMINATION OF DIRECTORSHIP.  Except as otherwise provided in this
Section 8, no person may exercise an Option more than three months after the first date on which he or she ceases to be a director of the Company. If a participant ceases to be a director of the Company by reason of death or disability, any Options held by him or her may be exercised within 12 months after the date he or she ceases to be a director of the Company. In no event may an Option be exercised after the expiration of the term of such Option.

     9. PAYMENT. Full payment of the purchase price for shares of Common Stock purchased upon the exercise, in whole or in part, of an Option granted under the Plan shall be made at the time of such exercise. The Option Price may be paid in cash or in shares of Common Stock valued at their fair market value on the date of exercise. Alternatively, an Option may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the Option Price, and such other documents as the Committee may determine.

     No shares of Common Stock shall be issued or transferred to a participant until full payment therefor has been made, and a participant shall have none of the rights of a stockholder until shares are issued or transferred to him or her.

     10. NONTRANSFERABILITY. Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution, and, during a participant's lifetime, shall be exercisable only by him or her. Notwithstanding the foregoing, a participant may transfer any Nonqualified Stock Option granted under the Plan to the participant's spouse, children, grandchildren, parents, and/or siblings or to one or more trusts for the benefit of such family members, if the agreement evidencing such Option so provides and the participant does not receive any consideration for the transfer. Any Option so transferred shall continue to be subject to the same terms and conditions that applied to such Option immediately prior to its transfer (except that such transferred Option shall not be further transferable by the transferee during the transferee's lifetime).

     11. ISSUANCE OF SHARES. If a participant so requests, shares purchased upon the exercise of an Option may be issued or transferred in the name of the participant and another person jointly with the right of survivorship.

     12. STATUS OF OPTIONS. Options granted under the Plan are nonstatutory options not qualifying as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

     13. CHANGES IN CAPITAL STRUCTURE, ETC. In the event of any merger, share exchange, reorganization, consolidation, recapitalization, reclassification, distribution, stock dividend, stock split, reverse stock split, split-up, spin-off, or other similar transaction or event affecting the Common Stock, the Committee is authorized, to the extent it deems appropriate, to make substitutions or adjustments in the aggregate number and kind of shares of Common Stock reserved for issuance under the Plan, in the number, kind and price of shares of Common Stock subject to outstanding awards, and in the award limits under the Plan (or to make provision for cash payment to the holders of an Option). Outstanding Options shall be appropriately amended as to price and other terms in a manner consistent with the aforementioned adjustment to the shares of Common Stock subject to the Plan. Fractional shares resulting from any adjustment in Options pursuant to this Section 13 may be settled in cash or otherwise as the Committee shall determine. Notice of any adjustment shall be given by the Company to each holder of an Option which shall have been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

     14. EFFECTIVE DATE AND TERMINATION OF PLAN. The Plan shall become effective on the date of its adoption by the Board or a duly authorized committee thereof, subject to the ratification of the Plan by the affirmative vote or consent of holders of a majority of the issued and outstanding shares of Common Stock. The Plan shall terminate 10 years from the date of its adoption or such earlier date as the Board or such committee may determine. Any Option outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan.

     15. AMENDMENT. The Board or a duly authorized committee thereof may amend the Plan in any respect from time to time; provided, however, that no amendment shall become effective unless approved by affirmative vote of the Company's shareholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934 or any other rule or regulation. No amendment may, without the consent of a participant, impair his or her rights under any Option previously granted under the Plan.

     The Board or a duly authorized committee thereof shall have the power, in the event of any disposition of substantially all of the assets of the Company, its dissolution, any merger or consolidation of the Company with or into any other corporation, or the merger or consolidation of any other corporation into the Company, to amend all outstanding Options to terminate such Options as of such effectiveness. If the Board shall exercise such power, all Options then outstanding shall be deemed to terminate upon such effectiveness.

     16. LEGAL AND REGULATORY REQUIREMENTS. No Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with the rules of all domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which an Option is exercised may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable.

     In the case of the exercise of an Option by a person or estate acquiring the right to exercise the Option by bequest or inheritance, the Committee may require reasonable evidence as to the ownership of the Option and may require consents and releases of taxing authorities that it may deem advisable.

August 5, 1999

                                                                         ANNEX B

                              HANOVER DIRECT, INC.

                       2000 MANAGEMENT STOCK OPTION PLAN

     1. PURPOSE. The purpose of this Hanover Direct, Inc. 2000 Management Stock Option Plan (the "Plan") is to advance the interests of Hanover Direct, Inc. (the "Company") and its shareholders by providing employees and officers of, and consultants to, the Company and its affiliates, through the grant of options to purchase shares of Common Stock (as hereinafter defined), with a larger personal and financial interest in the success of the Company.

     2. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") consisting of at least two members of the Board of Directors of the Company (the "Board"). The Committee shall be constituted in such a manner as to satisfy the requirements of applicable law, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule. The Committee shall be appointed, and vacancies shall be filled, by the Board. The Committee shall have full power and authority to (i) select the individuals to whom Options may be granted under the Plan; (ii) determine the number of shares of Common Stock covered by each Option and the terms and conditions, not inconsistent with the provisions of the Plan, governing such Option; (iii) interpret the Plan and any Option granted thereunder; (iv) establish such rules and regulations as it deems appropriate for the administration of the Plan; and (v) take such other action as it deems necessary or desirable for the administration of the Plan. Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote. The Committee's interpretation and construction of any provision of the Plan or the terms of any Option shall be conclusive and binding on all parties.

     3. PARTICIPANTS. Options may be granted under the Plan to any employee or officer of, or consultant to, the Company or of any affiliate of the Company.

     Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any employee any right to the continuation of his or her employment, or limit in any way the Company's right to terminate his or her employment.

     4. THE SHARES. The shares that may be delivered or purchased under the Plan shall not exceed an aggregate of 20,000,000 shares (subject to adjustment pursuant to Section 7) of common stock, par value $.66 2/3 per share, of the Company (the "Common Stock") (subject to adjustment pursuant to Section 7). Such shares of Common Stock may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of previously issued shares acquired by the Company and held in its treasury. Any shares of Common Stock which, by reason of the termination or expiration of an Option or otherwise, are no longer subject to an Option may again be subjected to an Option under the Plan.

     5. OPTIONS. Options to purchase Common Stock ("Options") shall be evidenced by option agreements which shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions not inconsistent herewith as the Committee may approve.

          (a) TYPES OF OPTIONS. Options granted under the Plan shall, as determined by the Committee at the time of grant, be either Options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options") or Options not intended to so qualify ("Nonstatutory Stock Options"); provided, however, that Incentive Stock Options may be granted only to employees of the Company or a subsidiary (within the meaning of Section 424(f) of the Code) of the Company (a "Subsidiary"). Each option agreement shall identify the

     Option as an Incentive Stock Option or as a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate fair market value (determined on the date of grant) of Common Stock for which a participant is granted Incentive Stock Options that first become exercisable during any given calendar year exceeds $100,000, the Option shall be treated as a Nonqualified Stock Option. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted.

          (b) PRICE. The price at which shares of Common Stock may be purchased upon the exercise of an Option granted under the Plan shall be the fair market value of such shares on the date of grant of such Option; provided, however, that an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent (within the meaning of Section 424(e) of the Code) or Subsidiary shall have a purchase price for the underlying shares equal to 110% of the fair market value of the Common Stock on the date of grant.

          Solely for purposes of this Section 5(b) and Section 5(a), the fair market value of a share of Common Stock shall be deemed to be the average of the closing prices of the Common Stock on the 10 trading days immediately preceding the date of grant and the 10 trading days immediately following such date.

          (c) PER-PARTICIPANT LIMIT. No participant may be granted Options during any consecutive 12-month period on more than 1,000,000 shares of Common Stock (subject to adjustment pursuant to Section 7).

          (d) NONTRANSFERABILITY. Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution, and, during a participant's lifetime, shall be exercisable only by the participant. Notwithstanding the foregoing, the Committee may, in the manner established by the Committee, allow a participant to transfer, without payment of consideration, any Nonstatutory Stock Option granted under the Plan to the participant's spouse, children, grandchildren, parents, and/or siblings, or to one or more trusts or partnerships for the benefit of such family members. Any Option so transferred shall continue to be subject to the same terms and conditions that applied to such Option immediately prior to its transfer (except that such transferred Option shall not be further transferable by the transferee during the transferee's lifetime).

          (e) TERM AND EXERCISABILITY OF OPTIONS. Options may be granted for terms of not more than 10 years and shall be exercisable in accordance with such terms and conditions as are set forth in the option agreement evidencing the grant of such Options. In no event shall an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent (within the meaning of Section 424(e) of the Code) or Subsidiary be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

          Except as otherwise provided in Section 5(f), no Option granted under the Plan shall be exercisable by a participant during the first year after the date of grant of such Option.

          (f) TERMINATION OF EMPLOYMENT. Except to the extent otherwise provided in the option agreement evidencing such Option, an Option may not be exercised after a participant ceases to be an employee, officer or consultant except as set forth in this Section 5(f).

             (i) Death, Disability, or Retirement. If a participant ceases to be an employee, officer or consultant by reason of death, permanent disability (within the meaning of Section 22(e)(3) of the

        Code), or, in the case of an employee, retirement at or after age 65, the participant (or the participant's estate in the event of the participant's death) may, within one (1) year following such cessation, exercise the Option with respect to all or any part of the shares of Common Stock subject thereto regardless of whether the Option was otherwise exercisable at the time of such cessation. Except in the case of the participant's death or permanent disability, the exercise of an Incentive Stock Option more than three (3) months after a participant ceases to be an employee of the Company or a Subsidiary will cause such Option to be treated as a Nonstatutory Stock Option.

             (ii) Other Reasons. If a participant ceases to be an employee, officer or consultant for any reason other than death, permanent disability, or retirement at or after age 65, the participant may, within three (3) months following such cessation, exercise the Option with respect to all or any part of the shares of Common Stock subject thereto, but only to the extent that such Option was exercisable at the time of such cessation.

     In no event may an Option be exercised after the expiration of the term of such Option.

          (g) PAYMENT. Full payment of the purchase price for shares of Common Stock purchased upon the exercise, in whole or in part, of an Option granted under the Plan shall be made at the time of such exercise. The purchase price may be paid in cash or, if so provided in the option agreement evidencing the grant of such Option, in shares of Common Stock valued at their fair market value on the date of purchase. Alternatively, if the option agreement evidencing the grant of such Option so provides, the Option may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes, and such other documents as the Committee may determine.

     6. WITHHOLDING. No later than the date as of which an amount first becomes includible in the gross income of a participant for Federal income tax purposes with respect to any Option under the Plan, the participant shall pay to the Company, or make arrangement satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Option that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind due to the participant.

     7. CHANGES IN CAPITAL STRUCTURE, ETC. In the event of any merger, share exchange, reorganization, consolidation, recapitalization, reclassification, distribution, stock dividend, stock split, reverse stock split, split-up, spin-off, or other similar transaction or event affecting the Common Stock, the Committee is authorized, to the extent it deems appropriate, to make substitutions or adjustments in the aggregate number and kind of shares of Common Stock reserved for issuance under the Plan, in the number, kind and price of shares of Common Stock subject to outstanding awards, and in the award limits under the Plan (or to make provision for cash payment to the holders of an Option). Outstanding Options shall be appropriately amended as to price and other terms in a manner consistent with the aforementioned adjustment to the shares of Common Stock subject to the Plan. Fractional shares resulting from any adjustment in Options pursuant to this Section 7 may be settled in cash or otherwise as the Committee shall determine. Notice of any adjustment shall be given by the Company to each holder of an Option which shall have been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

     8. EFFECTIVE DATE AND TERMINATION OF PLAN. The Plan shall become effective on the date of its adoption by the Board, subject to the ratification of the Plan by the affirmative vote or consent of holders of a majority of the issued and outstanding shares of Common Stock. The Plan shall terminate 10 years from the date of its adoption or such earlier date as the Board may determine. Any Option outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan.

     9. AMENDMENT. The Board may amend the Plan in any respect from time to time; provided, however, that no amendment shall become effective unless approved by affirmative vote of the Company's shareholders if such approval is necessary for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act or any other rule or regulation. No amendment may, without the consent of a participant, impair such participant's rights under any Option previously granted under the Plan.

     The Board shall have the power, in the event of any disposition of substantially all of the assets of the Company, its dissolution, any merger or consolidation of the Company with or into any other corporation, or the merger or consolidation of any other corporation into the Company, to amend all outstanding Options to terminate such Options as of the effectiveness of such transaction. If the Board shall exercise such power, all Options then outstanding shall be deemed to terminate upon such effectiveness. The Board may, in its sole discretion, amend all outstanding Options to cause them to be immediately exercisable prior to the effectiveness of such termination.

     10. LEGAL AND REGULATORY REQUIREMENTS. No Option shall be exercisable and no shares shall be delivered under the Plan except in compliance with all applicable Federal and state laws and regulations including, without limitation, compliance with withholding tax requirements and with the rules of all domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which an Option is exercised may bear such legends and statements as the Committee shall deem advisable to assure compliance with Federal and state laws and regulations. No Option shall be exercisable and no shares shall be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, Federal or state, having jurisdiction over such matters as the Committee may deem advisable.

     In the case of the exercise of an Option by a person or estate acquiring the right to exercise the Option by bequest or inheritance, the Committee may require reasonable evidence as to the ownership of the Option and may require consents and releases of taxing authorities that it may deem advisable.

     11.  GENERAL PROVISIONS.

          (a) Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any employee any right to the continuation of the employee's employment.

          (b) Nothing contained in the Plan, or in any Option granted under the Plan, shall be construed to prevent the Company from taking any corporate action which is deemed by the Company to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Option granted under the Plan. No participant, beneficiary, or other person shall have any claim against the Company as a result of any such action.

          (c) The Plan and all Options made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York.

                                                                         ANNEX C

               2000 SHORT-TERM INCENTIVE PLAN FOR RAKESH K. KAUL

     1.  PURPOSE.  The purpose of this 2000 Short-Term Incentive Plan for Rakesh
K. Kaul (the "Plan") is to promote incentives and rewards to Rakesh K. Kaul ("Kaul"), who will have a significant impact on the long-term success of Hanover Direct, Inc. (the "Company").

     2. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Committee"). The Committee shall consist of two or more members and shall be constituted in such a manner as to satisfy the requirements of applicable law. The Committee shall have full power and authority to grant awards hereunder and to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines, and instruments for the administration of the Plan as it deems necessary or advisable.

     3. ELIGIBILITY. Kaul shall be the only person eligible to participate in the Plan.

     4. PERFORMANCE GOALS. On or before March 31 of each calendar year commencing during the term of the Employment Agreement dated March 6, 2000 between Kaul and the Company (the "Employment Agreement"), the Committee shall establish written performance goals with respect to such year ("performance year"). The performance goals shall be expressed in terms of one or more of the following objective financial criteria with respect to the Company: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, or quantifiable improvements in inventory levels. The performance goals shall incorporate a performance target for such performance year and shall state, in terms of an objective formula or standard (the terms of which shall preclude discretion to increase the bonus amount that would otherwise be payable upon attainment of the goal), the bonus payable to the Executive pursuant to this Section 4 as a function of the actual performance level attained; provided, however, that (i) the bonus for any fiscal year shall be between 0% and 150% of the Executive's Base Salary during such year, (ii) the bonus payable in the event of the attainment of 100% of the performance target shall be 100% of such Base Salary, and (iii) such bonus shall in no event exceed $1,500,000. The Committee shall obtain Kaul's input and advice before establishing the performance goals for any fiscal year.

     5. BONUS PAYMENTS. Except as otherwise provided in Section 7 of the Employment Agreement (relating to termination of employment or as provided for under the terms of the Hanover Direct, Inc. Thirty-Six Month Compensation Continuation Plan), upon the Compensation Committee's certification following the end of each performance year as to the actual performance level attained, the Company shall pay the Executive, in cash, the bonus for such year, as determined in accordance with the objective formula or standard adopted as part of the performance goals for such year. Such payment shall be made at the time as short-term bonuses are paid to other Company executives. The Committee shall not have discretion to increase the bonus above the amount determined under the objective formula or standard adopted for such performance year.

     6. EFFECTIVENESS OF PLAN. The Plan shall be effective as of the date of its adoption by the Committee, subject to approval thereof at a meeting of shareholders by the holders of a majority of the shares of Common Stock present and entitled to vote at the meeting. Following the initial approval of the Plan by the Company's shareholders, shareholder approval of the Plan shall be required thereafter only to the extent required in order for compensation paid under the Plan to qualify as performance-based compensation for purposes of
Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended.

                                                                         ANNEX D

                2000 LONG-TERM INCENTIVE PLAN FOR RAKESH K. KAUL

     1. PURPOSE.  The purpose of this 2000 Long-Term Incentive Plan for Rakesh
K. Kaul (the "Plan") is to promote an alignment of the interests of Rakesh K. Kaul ("Kaul"), who will have a significant impact on the long-term success of Hanover Direct, Inc. and its subsidiary erizon, Inc. (collectively the "Company"), with the interests of the Company and its shareholders by affording Kaul a proprietary interest in the Company's growth while providing Kaul with an incentive to make a personal financial investment in the Company and to remain in the Company's employ.

     2. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Committee"). The Committee shall consist of two or more members and shall be constituted in such a manner as to satisfy the requirements of applicable law, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule. The Committee shall have full power and authority to grant awards hereunder and to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines, and instruments for the administration of the Plan as it deems necessary or advisable.

     3. ELIGIBILITY. Kaul shall be the only person eligible to participate in the Plan.

     4. AWARD. Kaul shall be granted an option (the "erizon Option") to purchase 60 shares of Common Stock of erizon, Inc., which amount represents 6% of the fully-diluted Common Stock of erizon, Inc. as of the date hereof, with protection against further dilution until such time as erizon, Inc. shall complete its next round of financing. The terms of the erizon Option shall be as set forth in APPENDIX A. The total number of shares of Common Stock of erizon, Inc. reserved and available for distribution pursuant to the Plan shall be 150, all of which may be granted in a single year. If any award under the Plan is exercised or cashed out or terminates or expires or is forfeited without a payment being made to the participant in the form of Common Stock of erizon, Inc., the shares subject to such award, if any, shall be available for distribution in connection with awards under the Plan. Any shares of Common Stock of erizon, Inc. that are used by the participant as full or partial payment of withholding or other taxes or as payment for the exercise or conversion price of an award under the Plan shall be available for distribution in connection with awards under the Plan.

     In the event of any merger, share exchange, reorganization, consolidation, recapitalization, reclassification, distribution, stock dividend, stock split, reverse stock split, split-up, spin-off, issuance of rights or warrants or other similar transaction or event affecting the Common Stock of erizon, Inc. after adoption of the Plan by the Committee, the Committee is authorized, to the extent it deems appropriate, to make substitutions or adjustments in the aggregate number and kind of shares of Common Stock of erizon, Inc. reserved for issuance under the Plan, in the number, kind and price of shares of Common Stock of erizon, Inc. subject to outstanding award and in the award limits set forth in this Section (or to make provision for cash payment to the holders of the award).

     5. CLOSING PRICE OPTION. The Closing Price Option granted to Executive pursuant to a Stock Option Agreement dated August 23, 1996, shall be amended and restated in accordance with the terms set forth in APPENDIX B.

     In the event of any merger, share, exchange, reorganization, consolidation, recapitalization, reclassification, distribution, stock dividend, stock split, reverse stock split, split-up, spin-off, issuance of rights or warrants or other similar transaction or event affecting the Common Stock of the Company after adoption of the Plan by the Committee, the Committee is authorized, to the extent it deems appropriate, to make substitutions or adjustments in the aggregate number and kind of shares of Common Stock of the Company reserved for issuance under the Plan, in the number, kind and price of shares of Common Stock of the Company subject to outstanding award and in the award limits set forth in this Section (or to make provision for cash payment to the holders of the award).

     6. EFFECTIVENESS OF PLAN. The Plan shall be effective as of the date of its adoption by the Committee, subject to approval thereof at a meeting of shareholders by the holders of a majority of the shares of Common Stock present and entitled to vote at the meeting. In the event the shareholders fail to approve the Plan, any awards shall be rescinded and all actions taken hereunder shall be null and void.

     The Plan shall terminate on December 31, 2004. Any option outstanding at the time of such termination, whether or not vested, shall remain in effect in accordance with its terms and those of the Plan.

                                                                      APPENDIX A

                                 ERIZON OPTION

     This STOCK OPTION AGREEMENT (this "Agreement") is made as of April 14, 2000 between Hanover Direct, Inc., a Delaware corporation (the "Company"), and Rakesh
K. Kaul (the "Executive").

     WHEREAS, the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") has heretofore adopted and the Company's shareholders have heretofore approved and ratified the Long-Term Incentive Plan for Rakesh K. Kaul (the "Plan"); and

     WHEREAS, the Plan provides for the granting of stock options in erizon, Inc. subject to the terms set forth herein

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set forth, the parties hereto agree as follows:

          1. The Company hereby evidences and confirms the grant to the Executive on the date hereof (the "Date of Grant") by the Compensation Committee of an option (the "Initial Option") to purchase 60 shares of the Common Stock of erizon, Inc. (the "Shares"), which amount represents 6% of the fully diluted Common Stock (including all outstanding warrants and options, vested and unvested) of erizon, Inc. as of the date hereof. The exercise price for the Initial Option shall be equal to the fair market value of the Common Stock of erizon, Inc. on the Date of Grant as determined in good faith by the Board of Directors of the Company, provided that the fair market value of the Common Stock of erizon, Inc. for purposes of establishing the exercise price for the Initial Option shall not exceed $200,000,000. Executive shall receive protection from further dilution of the Shares until such time as erizon, Inc. completes its first round of Board-approved equity or convertible debt financing after which time there shall be no protection from further dilution of the Shares. Upon completion of its first round of Board-approved equity or convertible debt financing, the Company shall grant Executive an additional option (the "Additional Option") to purchase Shares that, together with the Initial Option, shall represent 6% of the fully diluted Common Stock of erizon, Inc. (including all outstanding warrants and options, vested and unvested). The exercise price for the Additional Option shall be equal to the fair market value of the Common Stock on the date the Additional Option is granted to Executive, as determined in good faith by the Board of Directors of the Company. Other than as expressly provided for in this Section 1, the Initial Option and the Additional Option (collectively the "Option") shall be treated as if granted on the Date of Grant. The Option shall expire on March 6, 2010 (the "Expiration Date"), subject to earlier cancellation or termination as provided herein.

          2. Subject to the other provisions contained herein regarding the exercisability of the Option, the Option shall become exercisable only as provided in this Section 2:

             (a) Except as otherwise provided in paragraph (b), the Option shall vest and become exercisable in equal parts on each successive anniversary of March 6, 2000 over the four-year period commencing on March 6, 2000 provided that Executive remains employed by the Company and/or its affiliates or subsidiaries (collectively the "Company").

             (b) Notwithstanding the foregoing, the Option shall immediately vest and become exercisable in full (i) upon the termination of Executive's employment by reason of death, Disability, by the Company without Cause or by Executive within ninety days of an occurrence constituting Good

        Reason (as such terms are defined in the Employment Agreement dated as of March 6, 2000 between Executive and the Company (hereinafter the "Employment Agreement")) or (ii) upon the occurrence of a Change of Control (as such term is defined in the Hanover Direct, Inc. Thirty-Six Month Compensation Continuation Plan (hereinafter the "Change of Control Plan")).

          3. In the event of a termination of the Executive's employment with the Company while any portion of the Option remains unexercised, the Executive's rights to exercise the Option shall be exercisable only as follows:

             (i) Involuntary Termination. If the Executive's employment is involuntarily terminated by the Company other than for Cause or Executive resigns for Good Reason (as such terms are defined in the Employment Agreement), his Option may be exercised during the six-month period following the later of (x) such termination or (y) the registration of the Shares underlying the Option. For purposes hereof, the provisions of the Employment Agreement shall apply in determining whether the Executive's employment has been involuntarily terminated by the Company other than for Cause or if Executive has resigned with Good Reason.

             (ii) Death. If the Executive's employment terminates by reason of death, the Option may be exercised during the twelve-month period following such termination.

             (iii) Disability. If the Executive's employment terminates by reason of Disability (as such term is defined in the Employment Agreement), the Option may be exercised during the twelve-month period following such termination. For purposes hereof, the provisions of the Employment Agreement shall apply in determining whether the Executive's employment has been terminated due to a Disability.

             (iv) Change of Control. If Executive's employment terminates other than for Cause or if Executive resigns with Good Reason (as such terms are defined in the Employment Agreement) within twenty-four months of a Change of Control (as such term is defined in the Employment Agreement), the Option may be exercised during the twelve-month period following such termination. For purposes hereof, the provisions of the Change of Control Plan shall apply in determining whether a Change of Control has occurred.

             (v) Termination in Other Circumstances. If the Executive's employment terminates in circumstances not described in clauses (i) through (iv), the Executive may, within 30 days following such termination, exercise the Option with respect to such number of Shares as to which the Option is exercisable on the date of termination, as determined pursuant to Section 2.

     Notwithstanding the foregoing, the Option shall in no event be exercisable in whole or in part after the Expiration Date.

          4. If at the time of Executive's termination for any reason the Common Stock of erizon, Inc. is not publicly-traded, at the Executive's request, the Company shall purchase from the Executive the Shares as to which the Option is exercisable, as determined pursuant to Section 2, or any portion thereof at the then current fair market value as determined by the Board of Directors of the Company in good faith. Any dispute concerning the valuation of the fair market value of the Company will be determined using a "baseball arbitration model" by a mutually agreed upon investment banking company. The computation of fair market value will assume (i) underwriter fees and discounts as if the Initial Public Offering had taken place, and
     (ii) public market security.

          5. (a) Except as provided in paragraph (b), the Option is not transferable by the Executive other than by will or the laws of descent and distribution and is exercisable, during the Executive's lifetime, only by the Executive.

          (b) Notwithstanding the provisions of paragraph (a):

             (i) In the event of the Executive's incapacity, the Option may be exercised by a conservator, guardian, or the agent under a Durable Power of Attorney;

             (ii) Upon the Executive's death, the Option is transferable by will, by a revocable or irrevocable trust established by the Executive, or by a written beneficiary designation executed by the Executive and delivered to the Company prior to the Executive's death;

             (iii) The Executive may transfer the Option to the Executive's spouse and/or issue or trusts for the benefit of the Executive. the Executive's spouse, and/or the Executive's issue.

          6. In order to exercise the Option, in whole or in part, the Executive shall give written notice to the Company, specifying the number of Shares to be purchased and the purchase price to be paid, and accompanied by the payment of the purchase price. Such purchase price may be paid in cash, a certified check, or a bank check payable to the Company, or in whole shares of Common Stock held by the Executive for at least six months evidenced by negotiable certificates, valued at their fair market value on the date of exercise, or in a combination of the foregoing. Alternatively, the Option may be exercised, in whole or in part, by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and such other documents as the Compensation Committee may require. Upon receipt of payment, the Company shall deliver to the Executive (or to any other person entitled to exercise the Option) a certificate or certificates for such Shares. If certificates representing shares of Common Stock are used to pay all or part of the purchase price of the Option, separate certificates shall be delivered by the Company representing the same number of shares as each certificate so used and an additional certificate shall be delivered representing the additional shares to which the Executive is entitled as a result of exercise of the Option.

          7. The Option shall be exercised only with respect to full Shares or fractional shares having a value of not less than $100,000; no fractional Shares having lesser value shall be issued.

          8. As a condition to the issuance of Shares under the Option, the Executive agrees to remit to the Company at the time of exercise any taxes required to be withheld by the Company under the applicable laws or other regulations of any governmental authority, whether federal, state of local, and whether domestic or foreign. The Company shall promptly remit such taxes to the applicable governmental authority.

          9. If the Executive so requests in writing, shares purchased upon exercise of the Option may be issued in the name of the Executive and another person jointly with the right of survivorship, or in the name of a revocable trust of which the Executive is the grantor.

          10. The Option does not qualify as an incentive stock option under
     Section 422 of the Internal Revenue Code.

          11. This Option shall be binding upon and inure to the benefit of any successor or assignee of the Company and to any executor, administrator, legal representative, legatee, or distributee or transferee entitled by law or the provisions of the Plan to the Executive's rights hereunder.

          12. The Option is subject in all respects to the terms of the Plan, the provisions of which are incorporated in this Agreement by reference.

          13. This Agreement is entered into, and shall be construed and enforced, under the laws of the State of New York, and shall not be modified except by written agreement signed by the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          HANOVER DIRECT, INC.

                                          By:
                                            ------------------------------------

                                          Its:
                                          --------------------------------------

                                         /s/
                                          --------------------------------------
                                          Rakesh K. Kaul

                                                                      APPENDIX B

                              AMENDED AND RESTATED
                              CLOSING PRICE OPTION

     This AMENDED AND RESTATED STOCK OPTION AGREEMENT (this "Agreement") is made as of April 14, 2000 between Hanover Direct, Inc., a Delaware corporation (the "Company"), and Rakesh K. Kaul (the "Executive").

     WHEREAS, the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") has heretofore adopted and the Company's shareholders have heretofore approved and ratified the 2000 Long-Term Incentive Plan for Rakesh K. Kaul (the "Plan"); and

     WHEREAS, the Plan provides for certain modifications to the terms of the Closing Price Option granted to Executive as part of the Long-Term Incentive Plan for Rakesh K. Kaul dated August 23, 1996 (the "Old Plan") subject to the terms set forth herein.

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set forth, the parties hereto agree as follows:

          1. The Company hereby evidences and confirms the grant to the Executive on August 23, 1996 (the "Date of Grant") by the Compensation Committee of an option (the "Option") to purchase 2,000,000 shares of Common Stock (the "Shares") at an option price of $1.15625 per share, representing the fair market value of the Common Stock on the date thereof. The Option shall expire on March 7, 2006 (the "Expiration Date"), subject to earlier cancellation or termination as provided herein.

          2. Subject to the other provisions contained herein regarding the exercisability of the Option, this Option shall become exercisable only as provided in this Section 2.

             (a) Except as otherwise provided in paragraph (b), this Option shall vest and become exercisable in equal parts on each successive anniversary of March 6, 2000 over the three year period commencing on March 6, 2000, provided that Executive remains employed by the Company and/or its affiliates or subsidiaries (collectively the "Company").

             (b) Notwithstanding the foregoing, the Option shall immediately vest and become exercisable in full (i) upon the termination of Executive's employment by reason of death, Disability, by Company without Cause or by Executive within ninety days of an occurrence constituting Good Reason (as such terms are defined in the Employment Agreement dated as of March 6, 2000 between Executive and the Company (the "Employment Agreement")), (ii) upon a Change of Control (as such term is defined in the Hanover Direct, Inc. Thirty-Six Month Compensation Continuation Plan (the "Change of Control Plan")), or (iii) upon satisfaction of the condition, as certified by the Compensation Committee (such certification not to be improperly withheld), that the average closing price of the Common Stock on the American Stock Exchange composite tape or other recognized market source, as determined by the Compensation Committee, has obtained an average of $4.50 per share during any period of 91 consecutive calendar days commencing after August 23, 1996 and ending on or before March 7, 2002.

          3. In the event of a termination of the Executive's employment with the Company while any portion of the Option remains unexercised, the Executive's rights to exercise the Option shall be exercisable only as follows:

             (i) Involuntary Termination. If the Executive's employment is involuntarily terminated by the Company other than for Cause or Executive resigns for Good Reason (as such terms are defined in the Employment Agreement), his Option may be exercised during the six-month period following the later of (x) such termination or (y) the registration of the Shares underlying the Option. For purposes hereof, the provisions of the Employment Agreement shall apply in determining whether the Executive's employment has been involuntarily terminated by the Company other than for Cause or if Executive has resigned with Good Reason.

             (ii) Death. If the Executive's employment terminates by reason of death, the Option may be exercised during the twelve-month period following such termination.

             (iii) Disability. If the Executive's employment terminates by reason of Disability (as such term is defined in the Employment Agreement), the Option may be exercised during the twelve-month period following such termination. For purposes hereof, the provisions of the Employment Agreement shall apply in determining whether the Executive's employment has been terminated due to a Disability.

             (iv) Change of Control. If Executive's employment terminates other than for Cause or if Executive resigns with Good Reason (as such terms are defined in the Change of Control Plan) within twenty-four months of a Change of Control (as such term is defined in the Change of Control
        Plan), the Option may be exercised during the twelve-month period following such termination. For purposes hereof, the provisions of the Change of Control Plan shall apply in determining whether a Change of Control has occurred.

             (v) Termination in Other Circumstances. If the Executive's employment terminates in circumstances not described in clauses (i) through (iv), the Executive may, within 30 days following such termination, exercise the Option with respect to such number of Shares as to which the Option is exercisable on the date of termination, as determined pursuant to Section 2.

     Notwithstanding the foregoing, the Option shall in no event be exercisable in whole or in part after the Expiration Date.

          4. (a) Except as provided in paragraph (b), the Option is not transferable by the Executive other than by will or the laws of descent and distribution and is exercisable, during the Executive's lifetime, only by the Executive.

          (b) Notwithstanding the provisions of paragraph (a):

             (i) In the event of the Executive's incapacity, the Option may be exercised by a conservator, guardian, or the agent under a Durable Power of Attorney;

             (ii) Upon the Executive's death, the Option is transferable by will, by a revocable or irrevocable trust established by the Executive, or by a written beneficiary designation executed by the Executive and delivered to the Company prior to the Executive's death;

             (iii) The Executive may transfer the Option to the Executive's spouse and/or issue or trusts for the benefit of the Executive. the Executive's spouse, and/or the Executive's issue.

          5. In order to exercise the Option, in whole or in part, the Executive shall give written notice to the Company, specifying the number of Shares to be purchased and the purchase price to be paid, and accompanied by the payment of the purchase price. Such purchase price may be paid in cash, a certified check, or a bank check payable to the Company, or in whole shares of Common Stock evidenced by negotiable certificates, valued at their fair market value on the date of exercise, or in a combination of the foregoing. Alternatively, the Option may be exercised, in whole or in part, by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and such other documents as the Compensation Committee may require. Upon receipt of payment, the Company shall deliver to the Executive (or to any other person entitled to exercise the Option) a certificate or certificates for such Shares. If certificates representing shares of Common Stock are used to pay all or part of the purchase price of the Option, separate certificates shall be delivered by the Company representing the same number of shares as each certificate so used and an additional certificate shall be delivered representing the additional shares to which the Executive is entitled as a result of exercise of the Option.

          6. The Option shall be exercised only with respect to full Shares; no fractional Shares shall be issued.

          7. As a condition to the issuance of Shares under the Option, the Executive agrees to remit to the Company at the time of exercise any taxes required to be withheld by the Company under the applicable laws or other regulations of any governmental authority, whether federal, state of local, and whether domestic or foreign. The Company shall promptly remit such taxes to the applicable governmental authority.

          8. If the Executive so requests in writing, shares purchased upon exercise of the Option may be issued in the name of the Executive and another person jointly with the right of survivorship, or in the name of a revocable trust of which the Executive is the grantor.

          9. The Option does not qualify as an incentive stock option under
     Section 422 of the Internal Revenue Code.

          10. This Option shall be binding upon and inure to the benefit of any successor or assignee of the Company and to any executor, administrator, legal representative, legatee, or distributee or transferee entitled by law or the provisions of the Plan to the Executive's rights hereunder.

          11. The Option is subject in all respects to the terms of the Plan, the provisions of which are incorporated in this Agreement by reference.

          12. This Agreement is entered into, and shall be construed and enforced, under the laws of the State of New York, and shall not be modified except by written agreement signed by the parties hereto.

          13. This Agreement supercedes any prior agreements regarding the Closing Price Option, including the Stock Option Agreement between Hanover Direct, Inc. and Kaul dated August 23, 1996 concerning the subject matter hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          HANOVER DIRECT, INC.

                                          By:
                                          --------------------------------------

                                          Its:
                                          --------------------------------------

                                          --------------------------------------
                                          Rakesh K. Kaul

                                                                         ANNEX E

                              AMENDED AND RESTATED
                              CLOSING PRICE OPTION

     This AMENDED AND RESTATED STOCK OPTION AGREEMENT (this "Agreement") is made as of April 14, 2000 between Hanover Direct, Inc., a Delaware corporation (the "Company"), and Rakesh K. Kaul (the "Executive").

     WHEREAS, the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") has heretofore adopted and the Company's shareholders have heretofore approved and ratified the 2000 Long-Term Incentive Plan for Rakesh K. Kaul (the "Plan"); and

     WHEREAS, the Plan provides for certain modifications to the terms of the Closing Price Option granted to Executive as part of the Long-Term Incentive Plan for Rakesh K. Kaul dated August 23, 1996 (the "Old Plan") subject to the terms set forth herein.

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set forth, the parties hereto agree as follows:

          1. The Company hereby evidences and confirms the grant to the Executive on August 23, 1996 (the "Date of Grant") by the Compensation Committee of an option (the "Option") to purchase 2,000,000 shares of Common Stock (the "Shares") at an option price of $1.15625 per share, representing the fair market value of the Common Stock on the date thereof. The Option shall expire on March 7, 2006 (the "Expiration Date"), subject to earlier cancellation or termination as provided herein.

          2. Subject to the other provisions contained herein regarding the exercisability of the Option, this Option shall become exercisable only as provided in this Section 2.

             (a) Except as otherwise provided in paragraph (b), this Option shall vest and become exercisable in equal parts on each successive anniversary of March 6, 2000 over the three year period commencing on March 6, 2000, provided that Executive remains employed by the Company and/or its affiliates or subsidiaries (collectively the "Company").

             (b) Notwithstanding the foregoing, the Option shall immediately vest and become exercisable in full (i) upon the termination of Executive's employment by reason of death, Disability, by Company without Cause or by Executive within ninety days of an occurrence constituting Good Reason (as such terms are defined in the Employment Agreement dated as of March 6, 2000 between Executive and the Company (the "Employment Agreement")), (ii) upon a Change of Control (as such term is defined in the Hanover Direct, Inc. Thirty-Six Month Compensation Continuation Plan (the "Change of Control Plan")), or (iii) upon satisfaction of the condition, as certified by the Compensation Committee (such certification not to be improperly withheld), that the average closing price of the Common Stock on the American Stock Exchange composite tape or other recognized market source, as determined by the Compensation Committee, has obtained an average of $4.50 per share during any period of 91 consecutive calendar days commencing after August 23, 1996 and ending on or before March 7, 2002.

          3. In the event of a termination of the Executive's employment with the Company while any portion of the Option remains unexercised, the Executive's rights to exercise the Option shall be exercisable only as follows:

             (i) Involuntary Termination. If the Executive's employment is involuntarily terminated by the Company other than for Cause or Executive resigns for Good Reason (as such terms are defined in the Employment Agreement), his Option may be exercised during the six-month period following the later of (x) such termination or (y) the registration of the Shares underlying the Option. For purposes hereof, the provisions of the Employment Agreement shall apply in determining whether the Executive's employment has been involuntarily terminated by the Company other than for Cause or if Executive has resigned with Good Reason.

             (ii) Death. If the Executive's employment terminates by reason of death, the Option may be exercised during the twelve-month period following such termination.

             (iii) Disability. If the Executive's employment terminates by reason of Disability (as such term is defined in the Employment Agreement), the Option may be exercised during the twelve-month period following such termination. For purposes hereof, the provisions of the Employment Agreement shall apply in determining whether the Executive's employment has been terminated due to a Disability.

             (iv) Change of Control. If Executive's employment terminates other than for Cause or if Executive resigns with Good Reason (as such terms are defined in the Change of Control Plan) within twenty-four months of a Change of Control (as such term is defined in the Change of Control
        Plan), the Option may be exercised during the twelve-month period following such termination. For purposes hereof, the provisions of the Change of Control Plan shall apply in determining whether a Change of Control has occurred.

             (v) Termination in Other Circumstances. If the Executive's employment terminates in circumstances not described in clauses (i) through (iv), the Executive may, within 30 days following such termination, exercise the Option with respect to such number of Shares as to which the Option is exercisable on the date of termination, as determined pursuant to Section 2.

     Notwithstanding the foregoing, the Option shall in no event be exercisable in whole or in part after the Expiration Date.

          4. (a) Except as provided in paragraph (b), the Option is not transferable by the Executive other than by will or the laws of descent and distribution and is exercisable, during the Executive's lifetime, only by the Executive.

          (b) Notwithstanding the provisions of paragraph (a):

             (i) In the event of the Executive's incapacity, the Option may be exercised by a conservator, guardian, or the agent under a Durable Power of Attorney;

             (ii) Upon the Executive's death, the Option is transferable by will, by a revocable or irrevocable trust established by the Executive, or by a written beneficiary designation executed by the Executive and delivered to the Company prior to the Executive's death;

             (iii) The Executive may transfer the Option to the Executive's spouse and/or issue or trusts for the benefit of the Executive. the Executive's spouse, and/or the Executive's issue.

          5. In order to exercise the Option, in whole or in part, the Executive shall give written notice to the Company, specifying the number of Shares to be purchased and the purchase price to be paid, and accompanied by the payment of the purchase price. Such purchase price may be paid in cash, a certified check, or a bank check payable to the Company, or in whole shares of Common Stock evidenced by negotiable certificates, valued at their fair market value on the date of exercise, or in a combination of the foregoing. Alternatively, the Option may be exercised, in whole or in part, by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and such other documents as the Compensation Committee may require. Upon receipt of payment, the Company shall deliver to the Executive (or to any other person entitled to exercise the Option) a certificate or certificates for such Shares. If certificates representing shares of Common Stock are used to pay all or part of the purchase price of the Option, separate certificates shall be delivered by the Company representing the same number of shares as each certificate so used and an additional certificate shall be delivered representing the additional shares to which the Executive is entitled as a result of exercise of the Option.

          6. The Option shall be exercised only with respect to full Shares; no fractional Shares shall be issued.

          7. As a condition to the issuance of Shares under the Option, the Executive agrees to remit to the Company at the time of exercise any taxes required to be withheld by the Company under the applicable laws or other regulations of any governmental authority, whether federal, state of local, and whether domestic or foreign. The Company shall promptly remit such taxes to the applicable governmental authority.

          8. If the Executive so requests in writing, shares purchased upon exercise of the Option may be issued in the name of the Executive and another person jointly with the right of survivorship, or in the name of a revocable trust of which the Executive is the grantor.

          9. The Option does not qualify as an incentive stock option under
     Section 422 of the Internal Revenue Code.

          10. This Option shall be binding upon and inure to the benefit of any successor or assignee of the Company and to any executor, administrator, legal representative, legatee, or distributee or transferee entitled by law or the provisions of the Plan to the Executive's rights hereunder.

          11. The Option is subject in all respects to the terms of the Plan, the provisions of which are incorporated in this Agreement by reference.

          12. This Agreement is entered into, and shall be construed and enforced, under the laws of the State of New York, and shall not be modified except by written agreement signed by the parties hereto.

          13. This Agreement supercedes any prior agreements regarding the Closing Price Option, including the Stock Option Agreement between Hanover Direct, Inc. and Kaul dated August 23, 1996 concerning the subject matter hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          HANOVER DIRECT, INC.

                                          By: /s/ Brian C. Harriss
                                            ------------------------------------

                                          Its: Senior Vice President
                                            ------------------------------------

                                          /s/ RAKESH K. KAUL
                                          --------------------------------------
                                          Rakesh K. Kaul

                              HANOVER DIRECT, INC.
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, MAY 4, 2000
       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Brian C. Harriss and Curt B. Johnson, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock of Hanover Direct, Inc., a Delaware corporation ("Hanover"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Hanover to be held at the Hotel Intercontinental, located at 111 East 48th Street, New York, New York 10017, on Thursday, May 4, 2000, at 9:30 a.m. (local time), or at any adjournment thereof, with all the powers the undersigned would have if personally present, on the following matters:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, 4, 5, 6 AND 7 AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN ITEM 8.

             IMPORTANT: SIGNATURE AND DATE REQUIRED ON REVERSE SIDE

                                                --------------------------------
                                                WHEN PROXY IS OKAYED PLEASE SIGN
                                                          & DATE IT ABOVE


                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                              HANOVER DIRECT, INC.

                                  May 4, 2000



                                              Please Detach and Mail in the Envelope Provided
------------------------------------------------------------------------------------------------------------------------------------

A [X] Please mark your
      votes as in this
      example.
                For all     WITHHOLD
               nominees    AUTHORITY
              listed at     to vote
               the right    for all
              (except as    nominees    Nominees: Ralph Destino
                marked     listed at              J. David Hakman
                to the       right                Rakesh K. Kaul                                            FOR   AGAINST   ABSTAIN
               contrary)                          June R. Klein            2. Ratification of the 1999
1. ELECTION                                       Kenneth Krushel             Stock Option Plan for          [ ]     [ ]       [ ]
   OF             [ ]         [ ]                 Theodore H. Kruttschnitt    Directors.
   DIRECTORS                                      Shalesh J. Mehta
                                                  Jan P. du Plessis        3. Ratification of the 2000       [ ]     [ ]       [ ]
   (INSTRUCTION: To withhold authority            Alan G. Quasha              Management Stock Option
   to vote for any individual nominee,            Basil P. Regan              Plan.
   write that nominee's name in the               Howard M.S. Tanner
   space provided below.)                         Robert F. Wright         4. Ratification of the 2000
                                                                              Short-Term Incentive Plan      [ ]     [ ]       [ ]
------------------------------------------                                    for Rakesh K. Kaul.

                                                                           5. Ratification of the 2000
                                                                              Long-Term Incentive Plan
                                                                              for Rakesh K. Kaul.            [ ]     [ ]       [ ]

                                                                           6. Ratification of an amendment
                                                                              to and restatement of the Stock
                                                                              Option Agreement, dated
                                                                              August 23, 1998, as amended,
                                                                              with Rakesh K. Kaul.           [ ]     [ ]       [ ]

                                                                           7. Ratification of the appointment
                                                                              by the Board of Directors of
                                                                              Hanover, of Arthur Andersen
                                                                              LLP as Hanover's Independent
                                                                              auditors for the fiscal year
                                                                              ending December 30, 2000.      [ ]     [ ]       [ ]

                                                                           8. In their discretion, the above named proxies
                                                                              are authorized to vote in accordance with
                                                                              their own judgment upon such other business as
                                                                              may properly come before the meeting.

Signature(s):                                   Dated:           , 2000    The undersigned hereby acknowledges receipt of a
             ----------------------------------       -----------          copy of the accompanying Notice of Annual Meeting
Signature if held jointly                       Dated:           , 2000    of Shareholders and Proxy Statement and hereby
                         ----------------------       -----------          revokes any Proxy or Proxies heretofore given. You
Note: Please complete, date and sign exactly as name appears               may strike out the persons named as proxies and
      hereon. When signing as attorney, administrator,                     designate a person of your choice, and may send
      executor, guardian, trustee or corporate official,                   this Proxy directly to such person.
      please add your title. If shares are held jointly,
      each holder should sign.

                       ANNUAL MEETING OF SHAREHOLDERS OF


HANOVER DIRECT, INC.



MAY 4, 2000



                          ---------------------------
                           PROXY VOTING INSTRUCTIONS
                          ---------------------------


TO VOTE BY MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.


                                                    ---------------------------
            YOUR CONTROL NUMBER IS
                                                    ---------------------------



                                              Please Detach and Mail in the Envelope Provided
------------------------------------------------------------------------------------------------------------------------------------

A [X] Please mark your
      votes as in this
      example.
                For all     WITHHOLD
               nominees    AUTHORITY
              listed at     to vote
               the right    for all
              (except as    nominees    Nominees: Ralph Destino
                marked     listed at              J. David Hakman                                            FOR   AGAINST   ABSTAIN
                to the       right                Rakesh K. Kaul
               contrary)                          June R. Klein            2. Ratification of the 1999
1. ELECTION                                       Kenneth Krushel             Stock Option Plan for          [ ]     [ ]       [ ]
   OF             [ ]         [ ]                 Theodore H. Kruttschnitt    Directors.
   DIRECTORS                                      Shallesh J. Mehta
                                                  Jan P. du Plessis        3. Ratification of the 2000       [ ]     [ ]       [ ]
   (INSTRUCTION: To withhold authority            Alan G. Quasha              Management Stock Option
   to vote for any individual nominee,            Basil P. Regan              Plan.
   write that nominee's name in the               Howard M.S. Tanner
   space provided below.)                         Robert F. Wright         4. Ratification of the 2000
                                                                              Short-Term Incentive Plan      [ ]     [ ]       [ ]
------------------------------------------                                    for Rakesh K. Kaul.

                                                                           5. Ratification of the 2000
                                                                              Long-Term Incentive Plan
                                                                              for Rakesh K. Kaul.            [ ]     [ ]       [ ]

                                                                           6. Ratification of an amendment
                                                                              to and restatement of the Stock
                                                                              Option Agreement, dated
                                                                              August 23, 1998, as amended,
                                                                              with Rakesh K. Kaul.           [ ]     [ ]       [ ]

                                                                           7. Ratification of the appointment
                                                                              by the Board of Directors of
                                                                              Hanover, of Arthur Andersen
                                                                              LLP as Hanover's Independent
                                                                              auditors for the fiscal year
                                                                              ending December 30, 2000.      [ ]     [ ]       [ ]

                                                                           8. In their discretion, the above named proxies
                                                                              are authorized to vote in accordance with
                                                                              their own judgment upon such other business as
                                                                              may properly come before the meeting.

Signature(s):                                   Dated:           , 2000    The undersigned hereby acknowledges receipt of a
             ----------------------------------       -----------          copy of the accompanying Notice of Annual Meeting
Signature if held jointly                       Dated:           , 2000    of Shareholders and Proxy Statement and hereby
                         ----------------------       -----------          revokes any Proxy or Proxies heretofore given. You
Note: Please complete, date and sign exactly as name appears               may strike out the persons named as proxies and
      hereon. When signing as attorney, administrator,                     designate a person of your choice, and may send
      executor, guardian, trustee or corporate official,                   this Proxy directly to such person.
      please add your title. If shares are held jointly,
      each holder should sign.
